Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended September 30, 2007

Boston Properties, Inc.

Third Quarter 2007

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the costs and availability of financing (including the impact of interest rates on our hedging program) the effects of local economic and market conditions, the effects of acquisitions and dispositions, (including the exact amount and timing of any related special dividend and possible impairment charges) on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Boston Properties, Inc.

Third Quarter 2007

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in five markets: Boston, Washington, D.C., Midtown Manhattan, San Francisco, and Princeton, N.J. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops, and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of first-class office space and also includes one hotel. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, suburban office centers and build-to-suit projects for the U.S. government and a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of thirty-two individuals average twenty-five years of real estate experience and fifteen years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Mortimer B. Zuckerman, Chairman of our Board of Directors, Edward H. Linde, Chief Executive Officer, and Douglas T. Linde, our President and Chief Financial Officer. Each has a national reputation, which attracts business and investment opportunities. In addition, our two Executive Vice Presidents and other senior officers that serve as Regional Managers have strong reputations that aid us in identifying and closing on new opportunities, having opportunities brought to us, and negotiating with tenants and build-to-suit prospects. Boston Properties’ Board of Directors consists of nine distinguished members, the majority of which serve as Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its stockholders with the greatest possible total return. To achieve this objective, the Company maintains a consistent strategy, which includes: Concentrating on a few carefully selected markets - characterized by high barriers to the creation of new supply and strong real estate fundamentals - where tenants have demonstrated a preference for high-quality office buildings and other facilities; selectively acquiring assets which increase its penetration in these select markets; taking on complex, technically-challenging projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties; exploring joint-venture opportunities primarily with existing owners of land parcels who seek to benefit from the Company’s depth of development and management expertise; pursuing the sale of properties (on a selective basis) to take advantage of its value creation and the demand for its premier properties; and continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot

(as of September 30, 2007)

Corporate Headquarters	Boston, Massachusetts
Markets	Boston, Midtown Manhattan, Washington, D.C., San Francisco, and Princeton, N.J.
Fiscal Year-End	December 31
Total Properties	138
Total Square Feet	44.1 million
Common Shares and Units Outstanding (as converted)	141.7 million
Dividend—Quarter/Annualized	$0.68/$2.72
Dividend Yield	2.62%
Total Market Capitalization	$20.1 billion
Senior Debt Ratings	Baa2 (Moody’s); BBB (Fitch); BBB+ (S&P)

Boston Properties, Inc.

Third Quarter 2007

INVESTOR INFORMATION

Board of Directors		Management
Mortimer B. Zuckerman	Carol B. Einiger	Douglas T. Linde	Mitchell S. Landis
Chairman of the Board	Director	President, Chief Financial Officer and Treasurer	Senior Vice President and Regional Manager of Princeton

Edward H. Linde	Alan J. Patricof	E. Mitchell Norville	Robert E. Pester
Chief Executive Officer and Director	Director, Chair of Audit Committee	Executive Vice President, Chief Operating Officer	Senior Vice President and Regional Manager of San Francisco

Lawrence S. Bacow	Richard E. Salomon	Raymond A. Ritchey	Robert E. Selsam
Director	Director, Chair of Compensation Committee	Executive Vice President, National Director of Acquisitions & Development	Senior Vice President and Regional Manager of New York

Zoë Baird	Martin Turchin	Peter D. Johnston	Frank D. Burt
Director, Chair of Nominating & Corporate Governance Committee	Director	Senior Vice President and Regional Manager of Washington, D.C.	Senior Vice President, General Counsel
David A. Twardock
	Director	Bryan J. Koop	Arthur S. Flashman
		Senior Vice President and Regional Manager of Boston	Vice President, Controller
Company Information
Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
800 Boylston Street Suite 1900 Boston, MA 02199 (t) 617.236.3300 (f) 617.236.3311	BXP	Boston Properties, Inc. 800 Boylston Street, Suite 1900 Boston, MA 02199 (t) 617.236.3322 (f) 617.236.3311 www.bostonproperties.com	Financial inquiries should be directed to Michael Walsh, Senior Vice President—Finance, at 617.236.3410 or mwalsh@bostonproperties.com

Stock Exchange Listing
New York Stock Exchange

Investor or media inquiries should be directed to Kathleen DiChiara, Investor Relations Manager, at 617.236.3343 or kdichiara@bostonproperties.com

Common Stock Data (NYSE: BXP)
Boston Properties' common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q3 2007	Q2 2007	Q1 2007	Q4 2006	Q3 2006
High Closing Price	$106.20	$119.47	$130.75	$118.00	$104.98
Low Closing Price	$92.82	$100.07	$109.72	$103.23	$91.26
Average Closing Price	$100.08	$112.73	$120.10	$109.59	$98.49
Closing Price, at the end of the quarter	$103.90	$102.13	$117.40	$111.88	$103.34
Dividends per share—annualized (1)	$2.72	$2.72	$2.72	$2.72	$2.72
Closing dividend yield—annualized (1)	2.62%	2.66%	2.32%	2.43%	2.63%
Closing common shares outstanding, plus common units and preferred units on an as-converted basis (thousands)	141,676	141,666	141,642	141,099	140,435
Closing market value of outstanding shares and units (thousands)	$14,720,136	$14,468,349	$16,628,771	$15,786,156	$14,512,553

(1)	Excludes special dividend of $5.40 per share paid on January 30, 2007.

Timing
Quarterly results for 2007 will be announced according to the following schedule:

Fourth Quarter	Late January 2008

Boston Properties, Inc.

Third Quarter 2007

RESEARCH COVERAGE

Equity Research Coverage		Debt Research Coverage

Mitchell Germain	Jordan Sadler / Craig Mailman	Chris Brown	Rating Agencies:
Banc of America Securities	KeyBanc Capital Markets	Banc of America Securities
212.847.5794	917.368.2280 / 917.368.2316	704.386.2524	Janice Svec
			Fitch Ratings
Ross Smotrich / Jeffrey Langbaum	David Harris / David Toti	Sue Berliner / Elizabeth Carter	212.908.0304
Bear Stearns & Company	Lehman Brothers	Bear Stearns & Company
212.272.8046 / 212.272.4201	212.526.1790 / 212.526.2002	212.272.3824 / 212.272.0217	Karen Nickerson
			Moody’s Investors Service
Jonathan Litt / Michael Bilerman	Steve Sakwa / Ian Weissman	Thomas Cook	212.553.4924
Citigroup Global Markets	Merrill Lynch & Company	Citigroup Global Markets
212.816.0231 / 212.816.1383	212.449.0335 / 212.449.6255	212.723.1112	James Fielding
			Standard & Poor's
Lou Taylor / Kristin Brown	Matthew Ostrower / David Cohen	Matthew Lynch	212.438.2452
Deutsche Bank Securities	Morgan Stanley & Company	Credit Suisse Securities
203.863.2381 / 212.250.6799	212.761.6284 / 212.761.8564	212.325.6456

Wilkes Graham / Matt Konrad	John Guinee	Scott O’Shea
Friedman, Billings, Ramsey	Stifel, Nicolaus & Company	Deutsche Bank Securities
703.312.9737 / 703.312.9731	443.224.1307	212.250.7190

Jay Habermann / Sloan Bohlen	James Feldman	Mark Streeter
Goldman Sachs & Company	UBS Investment Research	J.P. Morgan Securities
917.343.4260 / 212.902.2796	212.713.4932	212.834.5086

Michael Knott	David Rogers	John Forrey / James Rank
Green Street Advisors	RBC Capital Markets	Merrill Lynch & Company
949.640.8780	216.378.7626	212.449.1812 / 212.449.6533

Anthony Paolone / Michael Mueller
J.P. Morgan Securities
212.622.6682 / 212.622.6689

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties' performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

Third Quarter 2007

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9 through 11. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on page 51.

	Three Months Ended
	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006
Income Items:

Revenue	$371,507	$375,128	$363,695	$363,941	$359,497
Straight line rent (SFAS 13)	$8,186	$8,492	$12,872	$15,942	$12,841
Fair value lease revenue (SFAS 141) (1)	$1,419	$1,491	$1,509	$1,395	$1,111
Lease termination fees (included in revenue) (2)	$742	$729	$2,550	$2,233	$3,692
Capitalized interest	$8,375	$7,944	$4,308	$1,365	$1,560
Capitalized wages	$2,603	$2,814	$2,326	$2,066	$2,082
Operating Margins [(rental revenue—rental expense)/rental revenue] (3)	67.6%	67.8%	67.9%	69.6%	68.3%
Net income available to common shareholders	$242,370	$102,344	$854,307	$71,655	$107,962
Funds from operations (FFO) available to common shareholders after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (4) (5)	$139,054	$142,944	$133,011	$141,850	$137,276
FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate—diluted	$1.15	$1.18	$1.10	$1.18	$1.16
Net income available to common shareholders per share—basic	$2.02	$0.86	$7.14	$0.61	$0.93
Net income available to common shareholders per share—diluted	$1.99	$0.84	$6.99	$0.60	$0.91
Dividends per common share (5)	$0.68	$0.68	$0.68	$6.08	$0.68
Funds available for distribution to common shareholders and common unitholders (FAD) (6)	$123,429	$134,345	$129,162	$125,053	$120,919

Ratios:

Interest Coverage Ratio (excluding capitalized interest)—cash basis (7)	3.30	3.24	3.02	3.21	3.12
Interest Coverage Ratio (including capitalized interest)—cash basis (7)	2.94	2.92	2.85	3.15	3.06
FFO Payout Ratio (8)	59.13%	57.63%	61.82%	57.63%	58.62%
FAD Payout Ratio (9)	77.15%	70.86%	73.56%	75.50%	77.26%

	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006
Capitalization:

Total Debt	$5,409,268	$5,619,602	$5,736,139	$4,600,937	$4,733,323
Common Stock Price @ Quarter End	$103.90	$102.13	$117.40	$111.88	$103.34
Equity Value @ Quarter End	$14,720,136	$14,468,349	$16,628,771	$15,786,156	$14,512,553
Total Market Capitalization (10)	$20,129,404	$20,087,951	$22,364,910	$20,387,093	$19,245,876
Debt/Total Market Capitalization (10)	26.87%	27.97%	25.65%	22.57%	24.59%

(1)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(2)	Does not include the Company's share of termination income earned from unconsolidated joint ventures totaling $626 and $933 for the three months ended December 31, 2006 and September 30, 2006, respectively.
(3)	Rental Expense consists of operating expenses and real estate taxes. Amounts are exclusive of the gross up of reimbursable electricity and other amounts totaling $9,556, $8,755, $8,833, $7,176 and $8,826 for the three months ended September 30, 2007, June 30, 2007, March 31, 2007, December 31, 2006 and September 30, 2006, respectively.
(4)	For a quantitative reconciliation of the differences between FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate and net income available to common shareholders, see page 9. The supplemental adjustment is only applicable for the three months ended September 30, 2007.
(5)	For the three months ended December 31, 2006, dividends per share includes the $5.40 per common share special dividend paid on January 30, 2007 to holders of record as of the close of business on December 29, 2006.
(6)	For a quantitative reconciliation of the differences between FAD and FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate, see page 11.
(7)	For additional detail, see page 11.
(8)	Dividends per common share divided by FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate—diluted. For the three months ended December 31, 2006, excludes the $5.40 per share special dividend paid on January 30, 2007.
(9)	Gross dividends to common shareholders plus distributions to common Operating Partnership unitholders divided by FAD. For the three months ended December 31, 2006, excludes the $5.40 per share special dividend paid on January 30, 2007.
(10)	For additional detail, see page 13.

Boston Properties, Inc.

Third Quarter 2007

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006
ASSETS
Real estate	$8,961,830	$9,037,468	$9,019,237	$8,819,934	$9,040,264
Development in progress	629,138	584,620	500,995	115,629	57,392
Land held for future development	212,801	189,698	185,093	183,403	210,336
Real estate held for sale	—	—	18,282	433,492	—
Less accumulated depreciation	(1,488,077)	(1,474,771)	(1,414,857)	(1,392,055)	(1,372,826)

Total real estate	8,315,692	8,337,015	8,308,750	8,160,403	7,935,166
Cash and cash equivalents	1,894,198	1,885,318	2,016,336	725,788	1,049,026
Cash held in escrows	17,835	22,665	20,334	25,784	21,436
Tenant and other receivables, net	43,199	48,398	50,799	57,052	42,128
Accrued rental income, net	299,082	296,424	288,824	327,337	310,560
Deferred charges, net	257,469	264,664	244,846	274,079	263,675
Prepaid expenses and other assets	55,658	47,174	63,896	40,868	72,033
Investments in unconsolidated joint ventures	102,488	92,944	91,955	83,711	83,485

Total assets	$10,985,621	$10,994,602	$11,085,740	$9,695,022	$9,777,509

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$2,644,393	$2,855,889	$2,973,571	$2,679,462	$2,811,953
Unsecured senior notes, net of discount	1,471,801	1,471,691	1,471,583	1,471,475	1,471,370
Unsecured exchangeable senior notes, net of discount	1,293,074	1,292,022	1,290,985	450,000	450,000
Unsecured line of credit	—	—	— (1)	— (1)	— (1)
Accounts payable and accrued expenses	133,714	123,910	101,188	102,934	103,581
Dividends and distributions payable	96,152	96,192	105,284	857,892	95,607
Accrued interest payable	46,671	59,105	48,917	47,441	45,703
Other liabilities	198,314 (2)	201,406 (2)	229,666 (2)	239,084 (2)	236,350 (2)

Total liabilities	5,884,119	6,100,215	6,221,194	5,848,288	5,214,564

Commitments and contingencies	—	—	—	—	—

Minority interests	753,620	731,043	726,937	623,508	746,416

Stockholders’ Equity:
Excess stock, $.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $.01 par value, 50,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Common stock, $.01 par value, 250,000,000 shares authorized, 119,253,212, 119,028,081, 118,970,065, 117,503,542 and 116,597,035 outstanding, respectively	1,193	1,190	1,190	1,175	1,166
Additional paid-in capital	3,289,760	3,263,797	3,260,647	3,119,941	3,068,952
Earnings in excess of dividends	1,065,993	904,417	881,733	108,155	749,940
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Accumulated other comprehensive loss	(6,342)	(3,338)	(3,239)	(3,323)	(807)

Total stockholders' equity	4,347,882	4,163,344	4,137,609	3,223,226	3,816,529

Total liabilities and stockholders' equity	$10,985,621	$10,994,602	$11,085,740	$9,695,022	$9,777,509

(1)	On July 19, 2005, the Company refinanced its $225.0 million mortgage loan collateralized by 599 Lexington Avenue through a secured draw from the Unsecured Line of Credit. As a result, the $225.0 million that was drawn on the line of credit was included within Mortgage Notes Payable. The secured draw was repaid on February 12, 2007 in conjunction with new ten-year mortgage financing collateralized by 599 Lexington Avenue totaling $750.0 million.
(2)	At September 30, 2007, June 30, 2007, March 31, 2007, December 31, 2006 and September 30, 2006, Other Liabilities included approximately $26.5 million, $26.9 million, $27.4 million, $45.8 million and $46.4 million and approximately $8.4 million, $10.7 million, $13.0 million, $15.2 million and $18.8 million consisting of the master lease and revenue support obligations, respectively, related to the sale of 280 Park Avenue and approximately $24.0 million, $23.7 million, $48.0 million, $47.3 million and $46.6 million, respectively related to the redemption of the outside members' equity interests in the entity that owns Citigroup Center.

Boston Properties, Inc.

Third Quarter 2007

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	30-Sep-07	30-Jun-07	31-Mar-07	31-Dec-06	30-Sep-06
Revenue:
Rental
Base Rent	$270,513	$270,508	$272,908	$277,281	$272,146
Recoveries from tenants	45,621	47,462	47,042	42,817	45,896
Parking and other	16,328	16,488	15,321	15,211	13,967

Total rental revenue	332,462	334,458	335,271	335,309	332,009
Hotel revenue	8,646	9,335	6,709	11,417	8,319
Development and management services	5,318	5,130	4,727	5,661	4,558
Interest and other (1)	25,081	26,205	16,988	11,554	14,611

Total revenue	371,507	375,128	363,695	363,941	359,497

Expenses:
Operating	69,013	69,081	69,106	64,036	67,875
Real estate taxes	45,127	44,543	44,469	43,090	43,301
Hotel operating	6,275	6,417	6,014	8,106	6,339
General and administrative (1) (2)	20,189	16,291	16,808	16,198	12,739
Interest (3)	69,929	73,743	73,926	71,423	73,571
Depreciation and amortization	71,616	74,621	70,478	69,607	70,558
Losses from early extinguishments of debt (4)	2,695	—	722	11	208

Total expenses	284,844	284,696	281,523	272,471	274,591

Income before income from unconsolidated joint ventures	86,663	90,432	82,172	91,470	84,906
Income from unconsolidated joint ventures (5)	1,390	17,268	965	1,340	20,200

Income before minority interest in Operating Partnership	88,053	107,700	83,137	92,810	105,106
Minority interest in Operating Partnership (6)	(14,178)	(17,072)	(11,164)	(26,030)	(18,404)

Income before gains on sales of real estate	73,875	90,628	71,973	66,780	86,702
Gains on sales of real estate, net of minority interest	168,495	—	619,206	1,183	17,889

Income before discontinued operations	242,370	90,628	691,179	67,963	104,591
Income from discontinued operations, net of minority interest	—	—	1,280	3,692	3,371
Gains on sales of real estate from discontinued operations, net of minority interest	—	11,716	161,848	—	—

Net income available to common shareholders	$242,370	$102,344	$854,307	$71,655	$107,962

INCOME PER SHARE OF COMMON STOCK (EPS)
Net income available to common shareholders per share—basic	$2.02	$0.86	$7.14	$0.61	$0.93

Net income available to common shareholders per share—diluted	$1.99	$0.84	$6.99	$0.60	$0.91

(1)	Interest and other includes $31, $471 and $67, and general and administrative expenses includes $43, $448 and $103 for the three months ended September 30, 2007, June 30, 2007 and March 31, 2007, respectively, related to The Company's deferred compensation plan.
(2)	General and administrative expenses includes a write-off of approximately $4.5 million of costs related to an abandoned suburban development project for the three months ended September 30, 2007.
(3)	Interest expense is reported net of capitalized interest of $8,375, $7,944, $4,308, $1,365 and $1,560 for the three months ended September 30, 2007, June 30, 2007, March 31, 2007, December 31, 2006 and September 30, 2006, respectively.
(4)	Includes an approximately $2.7 million loss from the early extinguishment of debt associated with the sale of real estate for the three months ended September 30, 2007.
(5)	Includes our share of the gain on sale of Worldgate Plaza and 265 Franklin Street totaling approximately $15.5 million and $17.9 million for the three months ended June 30, 2007 and September 30, 2006, respectively.
(6)	Equals minority interest share of 14.62%, 14.62%, 14.90%, 15.18% and 15.62% of income before minority interest in Operating Partnership after deduction for preferred distributions for the three months ended September 30, 2007, June 30, 2007, March 31, 2007, December 31, 2006 and September 30, 2006, respectively. Certain prior period amounts have been reclassified to conform to current period presentation.

Boston Properties, Inc.

Third Quarter 2007

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three months ended
	30-Sep-07	30-Jun-07	31-Mar-07		31-Dec-06		30-Sep-06
Net income available to common shareholders	$242,370	$102,344	$854,307		$71,655		$107,962
Add:
Minority interest in Operating Partnership	14,178	17,072	11,164		26,030		18,404
Less:
Income from unconsolidated joint ventures	1,390	17,268	965		1,340		20,200
Gains on sales of real estate, net of minority interest	168,495	—	619,206		1,183		17,889
Income from discontinued operations, net of minority interest	—	—	1,280		3,692		3,371
Gains on sales of real estate from discontinued operations, net of minority interest	—	11,716	161,848		—		—

Income before minority interests and income from unconsolidated joint ventures	86,663	90,432	82,172		91,470		84,906
Add:
Real estate depreciation and amortization (1)	73,195	76,264	72,870		71,495		73,408
Income from discontinued operations	—	—	1,504		4,353		3,995
Income from unconsolidated joint ventures (2)	1,390	1,815	965		1,340		2,283
Less:
Preferred distributions	1,054	1,084	1,202	(3)	1,431	(4)	1,912

Funds from operations (FFO)	160,194	167,427	156,309		167,227		162,680
Add:
Losses from early extinguishments of debt associated with the sales of real estate	2,675	—	—		—		—

FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	162,869	167,427	156,309		167,227		162,680
Less:
Minority interest in Operating Partnership's share of funds from operations after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	23,815	24,483	23,298		25,377		25,404

FFO available to common shareholders after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (5)	$139,054	$142,944	$133,011		$141,850		$137,276

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate—basic	$1.17	$1.20	$1.13		$1.21		$1.19

FFO per share—basic	$1.15	$1.20	$1.13		$1.21		$1.19

Weighted average shares outstanding—basic	119,010	118,961	118,177		116,895		115,432

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate—diluted	$1.15	$1.18	$1.10		$1.18		$1.16

FFO per share—basic	$1.13	$1.18	$1.10		$1.18		$1.16

Weighted average shares outstanding—diluted	122,298	122,660	122,569		121,456		120,727

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $71,616, $74,621, $70,478, $69,607 and $70,558, our share of unconsolidated joint venture real estate depreciation and amortization of $1,989, $2,085, $2,099, $2,250 and $2,253 and depreciation and amortization from discontinued operations of $0, $0, $608, $845 and $990, less corporate related depreciation of $410, $442, $315, $295 and $393 and adjustment to asset retirement obligations of $0, $0, $0, $912 and $0 for the three months ended September 30, 2007, June 30, 2007, March 31, 2007, December 31, 2006 and September 30, 2006, respectively.
(2)	Excludes our share of the gain on sale of Worldgate Plaza and 265 Franklin Street totaling approximately $15.5 million and $17.9 million for the three months ended June 30, 2007 and September 30, 2006, respectively.
(3)	Excludes an adjustment of approximately ($3.1) million to the income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the special dividend that followed previously completed sales of real estate.
(4)	Excludes approximately $12.2 million of income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the special dividend that followed previously completed sales of real estate.
(5)	Based on weighted average shares for the quarter. Company's share for the quarter ended September 30, 2007, June 30, 2007, March 31, 2007, December 31, 2006 and September 30, 2006 was 85.38%, 85.38%, 85.10%, 84.82% and 84.38%, respectively.

Boston Properties, Inc.

Third Quarter 2007

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	September 30, 2007		June 30, 2007		March 31, 2007			December 31, 2006			September 30, 2006
	Income	Shares	Income	Shares	Income		Shares	Income		Shares	Income	Shares
	(Numerator)	(Denominator)	(Numerator)	(Denominator)	(Numerator)		(Denominator)	(Numerator)		(Denominator)	(Numerator)	(Denominator)
Basic FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	$162,869	139,392	$167,427	139,336	$156,309		138,877	$167,227		137,808	$162,680	136,793
Effect of Dilutive Securities
Convertible Preferred Units	1,054	1,644	1,084	1,676	1,202	(1)	1,922	1,431	(2)	2,266	1,912	2,999
Stock Options and Exchangeable Notes	—	1,645	—	2,023	—		2,469	—		2,295	—	2,296

Diluted FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	$163,923	142,681	$168,511	143,035	$157,511		143,268	$168,658		142,369	$164,592	142,088
Less:
Minority interest in Operating Partnership’s share of diluted funds from operations after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	23,416	20,382	24,004	20,375	22,757		20,699	24,775		20,913	24,745	21,361

Company’s share of diluted FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (3)	$140,507	122,299	$144,507	122,660	$134,754		122,569	$143,883		121,456	$139,847	120,727

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate—basic	$1.17		$1.20		$1.13			$1.21			$1.19

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate—diluted	$1.15		$1.18		$1.10			$1.18			$1.16

(1)	Excludes an adjustment of approximately ($3.1) million to the income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the special dividend that followed previously completed sales of real estate.
(2)	Excludes approximately $12.2 million of income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the special dividend that followed previously completed sales of real estate.
(3)	Based on weighted average diluted shares for the quarter. Company's share for the quarter ended September 30, 2007, June 30, 2007, March 31, 2007, December 31, 2006 and September 30, 2006 was 85.72%, 85.76%, 85.55%, 85.31% and 84.97%, respectively.

Boston Properties, Inc.

Third Quarter 2007

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006
Basic FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (see page 9)	$162,869	$167,427	$156,309	$167,227	$162,680
2nd generation tenant improvements and leasing commissions	(22,192)	(19,024)	(12,732)	(16,243)	(23,372)
Straight-line rent	(8,186)	(8,492)	(12,872)	(15,942)	(12,841)
Recurring capital expenditures	(10,498)	(6,676)	(3,208)	(10,174)	(6,063)
Fair value interest adjustment	(725)	(451)	(74)	398	(231)
Fair value lease revenue (SFAS 141)	(1,419)	(1,491)	(1,509)	(1,395)	(1,111)
Hotel improvements, equipment upgrades and replacements	(214)	(565)	(281)	(1,213)	(505)
Non real estate depreciation	410	442	315	295	393
Stock-based compensation	3,047	3,058	3,214	2,099	1,950
Partners’ share of joint venture 2nd generation tenant improvement and leasing commissions	337	117	—	1	19

Funds available for distribution to common shareholder and common unitholders (FAD)	$123,429	$134,345	$129,162	$125,053	$120,919

Interest Coverage Ratios

(in thousands, except for ratio amounts)

	Three Months Ended
	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006
Excluding Capitalized Interest

Income before minority interests and income from unconsolidated joint ventures	$86,663	$90,432	$82,172	$91,470	$84,906
Interest expense	69,929	73,743	73,926	71,423	73,571
Losses from early extinguishments of debt associated with the sales of real estate	2,675	—	—	—	—
Depreciation and amortization expense	71,616	74,621	70,478	69,607	70,558
Depreciation from joint ventures	1,989	2,085	2,099	2,250	2,253
Income from unconsolidated joint ventures	1,390	1,815	965	1,340	2,283
Stock-based compensation	3,047	3,058	3,214	2,099	1,950
Discontinued operations—depreciation expense	—	—	608	845	990
Discontinued operations	—	—	1,504	4,353	3,995
Straight-line rent	(8,186)	(8,492)	(12,872)	(15,942)	(12,841)
Fair value lease revenue (SFAS 141)	(1,419)	(1,491)	(1,509)	(1,395)	(1,111)

Subtotal	227,704	235,771	220,585	226,050	226,554

Divided by:
Interest expense (1)	69,012	72,829	73,091	70,481	72,542
Interest Coverage Ratio	3.30	3.24	3.02	3.21	3.12

Including Capitalized Interest

Income before minority interests and income from unconsolidated joint ventures	$86,663	$90,432	$82,172	$91,470	$84,906
Interest expense	69,929	73,743	73,926	71,423	73,571
Losses from early extinguishments of debt associated with the sales of real estate	2,675	—	—	—	—
Depreciation and amortization expense	71,616	74,621	70,478	69,607	70,558
Depreciation from joint ventures	1,989	2,085	2,099	2,250	2,253
Income from unconsolidated joint ventures	1,390	1,815	965	1,340	2,283
Stock-based compensation	3,047	3,058	3,214	2,099	1,950
Discontinued operations—depreciation expense	—	—	608	845	990
Discontinued operations	—	—	1,504	4,353	3,995
Straight-line rent	(8,186)	(8,492)	(12,872)	(15,942)	(12,841)
Fair value lease revenue (SFAS 141)	(1,419)	(1,491)	(1,509)	(1,395)	(1,111)

Subtotal	227,704	235,771	220,585	226,050	226,554

Divided by:
Interest expense (1) (2)	77,387	80,773	77,399	71,846	74,102
Interest Coverage Ratio	2.94	2.92	2.85	3.15	3.06

(1)	Excludes amortization of financing costs of $917, $914, $835, $942 and $1,029 for the three months ended September 30, 2007, June 30, 2007, March 31, 2007, December 31, 2006 and September 30, 2006, respectively.
(2)	Includes capitalized interest of $8,375, $7,944, $4,308, $1,365 and $1,560 for the three months ended September 30, 2007, June 30, 2007, March 31, 2007, December 31, 2006 and September 30, 2006, respectively.

Boston Properties, Inc.

Third Quarter 2007

DISCONTINUED OPERATIONS

(in thousands, unaudited)

Effective January 1, 2002, the Company adopted the provisions of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” The Company’s application of SFAS No. 144 results in the presentation of the net operating results of qualifying properties sold or held for sale during 2006 and 2005 as income from discontinued operations for all periods presented. The following table summarizes income from discontinued operations (net of minority interest) for the three months ended September 30, 2007, June 30, 2007, March 31, 2007, December 31, 2006 and September 30, 2006, respectively.

	Three Months Ended
	30-Sep-07	30-Jun-07	31-Mar-07	31-Dec-06	30-Sep-06
Total Revenue (1)	$—	$48	$9,174	$14,732	$12,963
Expenses:
Operating	—	48	284	248	418
Hotel operating	—	—	6,778	9,286	7,560
Depreciation and amortization	—	—	608	845	990

Total Expenses	—	48	7,670	10,379	8,968
Income before minority interest in Operating Partnership	—	—	1,504	4,353	3,995
Minority interest in Operating Partnership	—	—	224	661	624

Income from discontinued operations (net of minority interest)	$—	$—	$1,280	$3,692	$3,371

Properties (2):		Newport Office Park	Newport Office Park	Newport Office Park	Newport Office Park
			Long Wharf Marriott	Long Wharf Marriott	Long Wharf Marriott

(1)	The impact of the straight-line rent adjustment increased (decreased) revenue by $0, $0, $(5), $530 and $352 for the three months ended September 30, 2007, June 30, 2007, March 31, 2007, December 31, 2006 and September 30, 2006, respectively.
(2)	Discontinued operations does not include the operations of Democracy Center and 5 Times Square due to the Company’s continuing involvement in the management, for a fee, of these properties subsequent to the sales through agreements with the buyers.

Boston Properties, Inc.

Third Quarter 2007

CAPITAL STRUCTURE

Debt

(in thousands)

									Aggregate Principal September 30, 2007

Mortgage Notes Payable									$2,644,393
Unsecured Line of Credit									—
Unsecured Senior Notes, net of discount									1,471,801
Unsecured Exchangeable Senior Notes									1,293,074

Total Debt									$5,409,268

Boston Properties Limited Partnership Unsecured Senior Notes
Settlement Date	5/22/03		3/18/03		1/17/03		12/13/02		Total/Average
Principal Amount	$250,000		$300,000		$175,000		$750,000		$1,475,000
Yield (on issue date)	5.075%		5.636%		6.280%		6.296%		5.95%
Coupon	5.000%		5.625%		6.250%		6.250%		5.91%
Discount	99.329%		99.898%		99.763%		99.650%		99.66%
Ratings:
Moody’s	Baa2	(stable)	Baa2	(stable)	Baa2	(stable)	Baa2	(stable)
S&P	BBB+	(stable)	BBB+	(stable)	BBB+	(stable)	BBB+	(stable)
Fitch	BBB	(stable)	BBB	(stable)	BBB	(stable)	BBB	(stable)
Maturity Date	6/1/2015		4/15/2015		1/15/2013		1/15/2013
Discount	$1,186		$214		$267		$1,532		3,199

Unsecured Senior Notes, net of discount	$248,814		$299,786		$174,733		$748,468		$1,471,801

Boston Properties Limited Partnership Unsecured Exchangeable Senior Notes
Settlement Date	2/6/2007		4/6/2006
Principal Amount	$862,500	(1)	$450,000	(2)					$1,312,500
Yield (on issue date)	3.438%		3.750%						3.545%
Coupon	2.875%		3.750%
First Optional Redemption Date	2/20/2012		5/18/2013
Maturity Date	2/15/2037		5/15/2036
Discount	19,426		—						19,426

Unsecured Senior Exchangeable Notes	$843,074		$450,000						$1,293,074

(1)	The initial exchange rate is equivalent to an initial exchange price of approximately $151.31 per share of Boston Properties, Inc.’s common stock.
(2)	The initial exchange rate was equivalent to an initial exchange price of approximately $111.78 per share of Boston Properties, Inc.’s common stock. In connection with the special dividend declared on December 18, 2006, the exchange rate was adjusted to an exchange price of approximately $106.50 per share.

Equity
(in thousands)

	Shares/ Units	Common
	Outstanding	Stock
	as of 9/30/07	Equivalents		Equivalent (3)
Common Stock	119,253	119,253	(4)	$12,390,387
Common Operating Partnership Units	20,962	20,962	(5)	2,177,952
Series Two Preferred Operating Partnership Units	1,113	1,461		151,798

Total Equity		141,676		$14,720,136

Total Debt				$5,409,268

Total Market Capitalization				$20,129,404

(3)	Value based on September 30, 2007 closing price of $103.90 per share of common stock.
(4)	Includes 114 shares of restricted stock.
(5)	Includes 676 long-term incentive plan units.

Boston Properties, Inc.

Third Quarter 2007

DEBT ANALYSIS

Debt Maturities and Principal Payments

(in thousands)

	2007	2008	2009	2010	2011	Thereafter	Total
Floating Rate Debt	$—	$—	$96,706	$—	$—	$—	$96,706
Fixed Rate Debt	10,291	667,494	95,442	132,870	545,153	3,861,312	5,312,562

Total Debt	$10,291	$667,494	$192,148	$132,870	$545,153	$3,861,312	$5,409,268

GAAP Weighted Average Floating Rate Debt	—	—	6.91%	—	—	—	6.91%
GAAP Weighted Average Fixed Rate Debt	6.69%	6.84%	6.38%	7.86%	7.02%	5.09%	5.60%

Total GAAP Weighted Average Rate	6.69%	6.84%	6.64%	7.86%	7.02%	5.09%	5.62%

Unsecured Debt

Unsecured Line of Credit—Matures August 3, 2010

(in thousands)

Facility	Outstanding @ 9/30/2007	Letters of Credit	Remaining Capacity @ 9/30/2007

$605,000	$—	$21,742	$583,258

Unsecured and Secured Debt Analysis

		Stated Weighted		GAAP Weighted		Weighted Average
	% of Total Debt	Average Rate (1)		Average Rate		Maturity
Unsecured Debt	51.11%	4.83%		4.88%		5.5 years
Secured Debt	48.89%	6.56%		6.40%		5.0 years

Total Debt	100.00%	5.68%		5.62%		5.3 years

Floating and Fixed Rate Debt Analysis
		Stated Weighted		GAAP Weighted		Weighted Average
	% of Total Debt	Average Rate (1)		Average Rate		Maturity
Floating Rate Debt	1.79%	6.68	%(2)	6.91	%(2)	2.2 years
Fixed Rate Debt	98.21%	5.66%		5.60%		5.3 years

Total Debt	100.00%	5.68%		5.62%		5.3 years

(1)	The stated weighted average rate is calculated using the effective yield payable on the loan.
(2)	On September 27, 2007, the Company entered into an interest rate swap contract to fix the one-month LIBOR index rate at 4.57% per annum on a notional amount of $96.7 million. The swap contract went into effect on October 22, 2007 and expires on October 29, 2008.

Interest Rate Hedging Instruments (1)

(in thousands)

	Notional Amount	Weighted Average 10 Year Treasury Rate	Effective Date

Treasury Lock	$325,000	4.74%	4/1/2008
Forward-starting interest rate swaps	125,000	4.53%	7/31/2008

(1)	The Company has entered into a series of interest rate hedges to lock in the 10-year treasury rate and 10-year swap spread in contemplation of obtaining long-term fixed rate financing to finance or refinance properties in the Company's existing portfolio.

Boston Properties, Inc.

Third Quarter 2007

DEBT MATURITIES AND PRINCIPAL PAYMENTS

(in thousands)

Property	2007	2008		2009	2010	2011	Thereafter	Total
599 Lexington Avenue	$—	$—		$—	$—	$—	$750,000	$750,000
Citigroup Center	2,110	8,816		9,453	10,136	456,898	—	487,413
Embarcadero Center One and Two	1,507	278,912		—	—	—	—	280,419
Prudential Center	1,452	259,706		—	—	—	—	261,158
South of Market	—	—		96,706	—	—	—	96,706
One Freedom Square	541	2,245		2,375	2,513	2,660	66,093	76,427
New Dominion Technology Park, Building Two	—	—		—	—	—	63,000	63,000
202, 206 & 214 Carnegie Center	218	916		994	56,306	—	—	58,434
140 Kendrick Street	374	1,549		1,637	1,730	1,828	50,291	57,409
New Dominion Technology Park, Building One	—	1,482		1,595	1,716	1,846	47,403	54,042
1330 Connecticut Avenue	598	2,452		2,577	2,701	45,021	—	53,349
Reservoir Place	491	1,666		48,592	—	—	—	50,749
Kingstowne Two and Retail	445	1,417		1,499	1,585	1,676	36,837	43,459
504, 506 & 508 Carnegie Center	341	40,914	(1)	—	—	—	—	41,255
10 & 20 Burlington Mall Rd & 91 Hartwell	223	925		994	1,069	32,524	—	35,735
10 Cambridge Center	200	844		916	29,677	—	—	31,637
Sumner Square	166	694		747	804	865	23,826	27,102
Montvale Center	—	—		—	—	—	25,000	25,000
Eight Cambridge Center	180	757		819	22,911	—	—	24,667
1301 New York Avenue	425	1,781		21,628	—	—	—	23,834
510 Carnegie Center	191	23,519	(1)	—	—	—	—	23,710
Reston Corporate Center	190	20,524		—	—		—	20,714
University Place	222	925		992	1,063	1,139	16,220	20,561
Kingstowne One	187	591		624	659	696	17,767	20,524
Bedford Business Park	230	16,859		—	—		—	17,089

	10,291	667,494		192,148	132,870	545,153	1,096,437	2,644,393

Unsecured Senior Notes	—	—		—	—	—	2,764,875	2,764,875
Unsecured Line of Credit	—	—		—	—	—	—	—

	$10,291	$667,494		$192,148	$132,870	$545,153	$3,861,312	$5,409,268

% of Total Debt	0.19%	12.34%		3.55%	2.46%	10.08%	71.38%	100.00%
Balloon Payments	$—	$630,431		$164,950	$107,339	$528,697	$3,806,016	$5,237,433
Scheduled Amortization	$10,291	$37,063		$27,198	$25,531	$16,456	$55,296	$171,835

(1)	On October 1, 2007 we repaid the mortgages secured by these properties.

Boston Properties, Inc.

Third Quarter 2007

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002 the Company's operating partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York, as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of September 30, 2007 to show that the Company's operating partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. This section also presents certain other indenture-related data which we believe assists investors in the Company's unsecured debt securities. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company's financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

			September 30, 2007
Total Assets:
Capitalized Property Value (8.5% and 9.0% rates on CBD and Suburban properties, respectively)			$11,008,057
Cash and Cash Equivalents			1,894,198
Undeveloped Land, at Cost			212,801
Development in Process, at Cost (including Joint Venture %)			720,443

Total Assets			$13,835,499

Unencumbered Assets			$8,985,117

Secured Debt (Fixed and Variable) (1)			$2,625,771
Joint Venture Debt			236,111
Contingent Liabilities & Letters of Credit			27,168
Unsecured Debt (2)			2,787,500

Total Outstanding Debt			$5,676,550

Consolidated EBITDA:
Income before minority interests and income from unconsolidated joint ventures (per Consolidated Income Statement)			$86,663
Add: Interest Expense (per Consolidated Income Statement)			69,929
Add: Depreciation and Amortization (per Consolidated Income Statement)			71,616
Add: Loss from early extinguishment of debt			2,695

EBITDA			230,903
Add: Company share of unconsolidated joint venture EBITDA			5,703

Consolidated EBITDA			$236,606

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)			$69,929
Add: Company share of unconsolidated joint venture interest expense			2,977
Less: Amortization of financing costs			(916)
Less: Interest expense funded by construction loan draws			—

Adjusted Interest Expense			$71,990

Covenant Ratios and Related Data	Test		Actual
Total Outstanding Debt/Total Assets	Less than 60%		41.0%
Secured Debt/Total Assets	Less than 50%		20.7%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50	x	3.29
Unencumbered Assets/ Unsecured Debt	Greater than 150%		322.3%

Unencumbered Consolidated EBITDA			$130,922

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured Interest Expense)			3.92

% of unencumbered Consolidated EBITDA to Consolidated EBITDA			55.3%

# of unencumbered properties			82

(1)	Excludes Fair Value Adjustment of $18,622.
(2)	Excludes Debt Discount of $22,625.

Boston Properties, Inc.

Third Quarter 2007

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property

(in thousands)

Property	2007	2008	2009	2010	2011	Thereafter	Total
Metropolitan Square (51%)	$252	$1,061	$1,152	$63,437	$—	$—	$65,902
Market Square North (50%)	278	1,167	1,260	41,548	—	—	44,253
901 New York Avenue (25%)	—	555	635	669	704	39,937	42,500
505 9th Street (50%)	—	—	—	—	—	39,532	39,532	(1)
Wisconsin Place (23.89%)	(15)	1,395	14,335	—	—	—	15,715	(2)
Eighth Avenue and 46th Street (50%)	—	11,800	—	—	—	—	11,800
Annapolis Junction	—	—	—	2,785	—	—	2,785
Wisconsin Place Retail (5%)	—	—	—	1,249	—	—	1,249

	$515	$15,978	$17,382	$109,688	$704	$79,469	$223,736

GAAP Weighted Average Rate (2)	7.97%	8.17%	7.06%	7.98%	5.27%	5.73%	7.11%

% of Total Debt	0.23%	7.14%	7.77%	49.03%	0.31%	35.52%	100.00%

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate (3)	GAAP Weighted Average Rate	Weighted Average Maturity

Floating Rate Debt	20.03%	6.96%	7.28%	0.9 years
Fixed Rate Debt	79.97%	7.02%	7.07%	4.9 years

Total Debt	100.00%	7.01%	7.11%	4.1 years

(*)	All amounts represent the Company’s share. Amounts exclude the Value-Added Fund, see page 19 for additional information on debt pertaining to the Value-Added Fund.
(1)	Amount represents outstanding construction financing under a $60.0 million loan commitment (of which the Company’s share is $30.0 million), which bears interest at a fixed rate of 5.73% per annum, and a $35.0 million loan commitment (of which the Company's share is $17.5 million), which bears interest at a variable rate of LIBOR plus 1.25% per annum. On October 17, 2007, the construction financing on the property was converted to a ten-year fixed rate loan. The new mortgage financing totaling $130.0 million bears interest at a fixed interest rate of 5.73% per annum and matures on November 1, 2017. On October 1, 2007 the Company placed this property in-service.
(2)	Approximately $14.3 million represents construction loan financing which matures in 2009. The remaining amount represents a seller financed non-interest bearing purchase money mortgage and includes adjustments to reflect the fair value of the note. The statistics at the bottom of this page do not include this purchase money mortgage.
(3)	The stated weighted average rate is calculated using the effective yield payable on the loan.

Boston Properties, Inc.

Third Quarter 2007

UNCONSOLIDATED JOINT VENTURES

Balance Sheet Information

(unaudited and in thousands)

as of September 30, 2007

	Market Square North	Metropolitan Square	265 Franklin Street (1)	901 New York Avenue	Wisconsin Place (2)(3)	505 9th Street (2)(6)	Annapolis Junction (2)	Value- Added Fund(4)	Eighth Avenue and 46th Street(2)	Combined

Total Equity (5)	$5,809	$35,570	$236	$(75)	$13,661	$23,100	$6,022	$6,619	$11,546	$102,488

Mortgage/Construction loans payable (5)	$44,253	$65,902	$—	$42,500	$16,964	$39,532	$2,785	$12,375	$11,800	$236,111

BXP’s nominal ownership percentage	50.00%	51.00%	35.00%	25.00%	23.89%	50.00%	50.00%	25.00%	50.00%

Results of Operations

(unaudited and in thousands)

for the three months ended September 30, 2007

	Market Square North	Metropolitan Square	265 Franklin Street (1)	901 New York Avenue		Wisconsin Place (2)(3)	505 9th Street (2)(6)	Annapolis Junction (2)	Value- Added Fund(4)	Eighth Avenue and 46th Street(2)	Combined

REVENUE
Total revenue	$5,658	$7,248	$4	$7,904		$—	$—	$—	$1,982	$—	$22,796	(7)

EXPENSES
Operating	2,013	2,855	46	2,602		—	—	5	656	—	8,177

SUBTOTAL	3,645	4,393	(42)	5,302		—	—	(5)	1,326	—	14,619
Interest	1,717	2,662	—	2,231		—	—	—	813	—	7,423
Depreciation and amortization	1,137	1,516	—	1,801		—	—	—	761	—	5,215

SUBTOTAL	2,854	4,178	—	4,032		—	—	—	1,574	—	12,638
Gains on sale of real estate	—	—	—	—		—	—	—	—	—	—
Losses from early extinguishment of debt	—	—	—	—		—	—	—	—		—

NET INCOME/(LOSS)	$791	$215	$(42)	$1,270		$—	$—	$(5)	$(248)	$—	$1,981

BXP’s share of net income/(loss)	$396	$110	$(15)	$963	(8)	$—	$—	$(2)	$(62)	$—	$1,390
BXP’s share of depreciation & amortization	569	773	—	457		—	—		190	—	1,989

BXP's share of Funds from Operations (FFO)	$965	$883	$(15)	$1,420		$—	$—	$(2)	$128	$—	$3,379

(1)	On September 15, 2006, the joint venture sold this property.
(2)	Property is currently not in service (i.e., under construction or undeveloped land).
(3)	Represents the Company’s interest in the joint venture entity that owns the land and infrastructure, as well as a nominal interest in the retail component of the project. The entity that will develop the office component of the project, of which the Company has a 66.67% interest, has been consolidated within the accounts of the Company.
(4)	For additional information on the Value-Added Fund, see page 19. Information presented includes costs which relate to the organization and operations of the Value-Added Fund. On June 1, 2007, the Value-Added Fund sold Worldgate Plaza.
(5)	Represents the Company’s share.
(6)	On October 1, 2007 the Company placed this property in-service.
(7)	The net impact of the straight-line rent adjustment and fair value lease revenue (SFAS 141) increased (decreased) revenue by approximately $351 and ($749), respectively, for the three months ended September 30, 2007.
(8)	Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.

Boston Properties, Inc.

Third Quarter 2007

Boston Properties Office Value-Added Fund, L.P.

On October 25, 2004, the Company formed Boston Properties Office Value-Added Fund, L.P. (the “Value-Added Fund”), a strategic partnership with third parties, to pursue the acquisition of value-added investments in non-core office assets within the Company’s existing markets. The Value-Added Fund had total equity commitments of $140 million. The investment period expired on October 25, 2006. The Company receives asset management, property management, leasing and redevelopment fees and, if certain return thresholds are achieved, will be entitled to an additional promoted interest.

The Company’s interest in the Value-Added Fund is 25%. The investment in the Value-Added Fund is not included in the Company’s portfolio information tables or any other portfolio level statistics and therefore is presented below.

Property Information

Property Name	Number of Buildings	Square Feet	Leased %	Annual Revenue per leased SF	Mortgage Notes Payable (1)

300 Billerica Road, Chelmsford, MA	1	110,882	100.0%	7.56	1,875	(2)
Circle Star, San Carlos, CA	2	205,994	87.8%	51.35	10,500	(3)

Total	3	316,876	92.1%	$34.70	$12,375

Results of Operations

(unaudited and in thousands)

for the three months ended September 30, 2007

Value-Added Fund

REVENUE
Total revenue (4)	$1,982

EXPENSES
Operating	656

SUBTOTAL	1,326
Interest	813
Depreciation and amortization	761

SUBTOTAL	1,574
Gains on sale of real estate	—
Loss from early extinguishment of debt	—

NET INCOME	$(248)

Company’s share of net income	$(62)
Company’s share of depreciation & amortization	190

Company’s share of Funds from Operations (FFO)	$128

The Company’s Equity in the Value-Added Fund	$6,619

(1)	Represents the Company’s share.
(2)	The mortgage bears interest at a fixed rate of 5.69% and matures on January 1, 2016.
(3)	The mortgage bears interest at a fixed rate of 6.57% and matures on September 1, 2013.
(4)	The net impact of the straight-line rent adjustment and fair value lease revenue (SFAS 141) increased (decreased) revenue by approximately $33 and ($749), respectively for the three months ended June 30, 2007.

Boston Properties, Inc.

Third Quarter 2007

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Consolidated Net Operating Income of In-Service Properties by Location and Type of Property

for the Quarter Ended September 30, 2007 (1) (2)

Geographic Area	Square Feet Office (3)		% of NOI Office (4)	Square Feet Office/ Technical	% of NOI Office/ Technical (4)	Square Feet Total (3)		Square Feet % of Total	% of NOI Hotel (4)	% of NOI Total (4)

Greater Boston	7,973,029		23.7%	834,063	2.1%	8,807,092		29.5%	1.1%	26.9%
Greater Washington	7,492,192	(5)	19.6%	954,395	1.5%	8,446,587	(5)	28.3%	—	21.1%
Greater San Francisco	4,773,469		14.0%	—	—	4,773,469		16.0%	—	14.0%
Midtown Manhattan	5,520,435		33.8%	—	—	5,520,435		18.5%	—	33.8%
Princeton/East Brunswick, NJ	2,320,191		4.2%	—	—	2,320,191		7.8%	—	4.2%

	28,079,316		95.3%	1,788,458	3.6%	29,867,774		100.0%	1.1%	100.0%

% of Total	94.0%			6.0%		100.0%

Percentage of Net Operating Income of In-Service Properties

by Location and Type of Property (2) (4)

Geographic Area	CBD	Suburban	Total
Greater Boston	20.3%	6.6%	26.9%
Greater Washington	7.0%	14.1%	21.1%
Greater San Francisco	11.3%	2.7%	14.0%
Midtown Manhattan	33.8%	—	33.8%
Princeton/East Brunswick, NJ	—	4.2%	4.2%

Total	72.4%	27.6%	100.0%

Hotel Properties

Hotel Properties	Number of Rooms	Square Feet

Cambridge Center Marriott, Cambridge, MA	431	330,400

Total Hotel Properties	431	330,400

Structured Parking

	Number of Spaces	Square Feet

Total Structured Parking	32,113	9,937,353

(1)	For disclosures relating to our definition of In-Service Properties, see page 51.
(2)	Net Operating Income is a non-GAAP financial measure. For a quantitative reconciliation of consolidated NOI to net income available to common shareholders, see page 44. For disclosures relating to our use of NOI see page 51. NOI from unconsolidated joint ventures has been excluded from consolidated NOI.
(3)	Includes approximately 1,400,000 square feet of retail space.
(4)	The calculation for percentage of Net Operating Income excludes termination income.
(5)	Includes 586,689 square feet at Metropolitan Square which is 51% owned by Boston Properties, 401,279 square feet at Market Square North which is 50% owned by Boston Properties and 539,229 square feet at 901 New York Avenue which is 25% owned by Boston Properties.

Boston Properties, Inc.

Third Quarter 2007

In-Service Property Listing

as of September 30, 2007

		Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Boston
Office
	800 Boylston Street—The Prudential Center	CBD Boston MA	1	1,190,403	97.6%	$38.19	Y	CBD
	111 Huntington Avenue—The Prudential Center	CBD Boston MA	1	859,053	100.0%	58.73	N	CBD
	101 Huntington Avenue—The Prudential Center	CBD Boston MA	1	505,939	100.0%	37.13	Y	CBD
	The Shops at the Prudential Center	CBD Boston MA	1	502,427	96.1%	68.22	Y(1)	CBD
	Shaws Supermarket at the Prudential Center	CBD Boston MA	1	57,235	100.0%	52.26	N	CBD
	One Cambridge Center	East Cambridge MA	1	215,385	95.9%	37.64	N	CBD
	Three Cambridge Center	East Cambridge MA	1	108,152	100.0%	28.79	N	CBD
(2)	Four Cambridge Center	East Cambridge MA	1	198,295	85.7%	52.73	N	CBD
(2)	Five Cambridge Center	East Cambridge MA	1	237,752	74.7%	42.34	N	CBD
	Eight Cambridge Center	East Cambridge MA	1	177,226	100.0%	35.58	Y	CBD
	Ten Cambridge Center	East Cambridge MA	1	152,664	100.0%	40.31	Y	CBD
	Eleven Cambridge Center	East Cambridge MA	1	79,616	100.0%	44.11	N	CBD
	University Place	Mid-Cambridge MA	1	195,282	100.0%	38.45	Y	CBD
	Reservoir Place	Route 128 Mass Turnpike MA	1	527,001	85.2%	29.34	Y	S
	Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	27.35	N	S
	140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	29.49	Y	S
	230 CityPoint (formerly Prospect Place)	Route 128 Mass Turnpike MA	1	297,695	72.2%	30.59	N	S
(3)	Waltham Office Center	Route 128 Mass Turnpike MA	3	129,041	87.0%	25.82	N	S
	195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	53.16	N	S
	200 West Street	Route 128 Mass Turnpike MA	1	248,311	96.2%	33.72	N	S
	Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,789	98.1%	34.74	N	S
	10 & 20 Burlington Mall Road	Route 128 Northwest MA	2	153,280	97.0%	22.80	Y	S
	Bedford Business Park	Route 128 Northwest MA	1	92,207	27.9%	22.14	Y	S
	32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	30.95	N	S
	91 Hartwell Avenue	Route 128 Northwest MA	1	121,425	88.3%	25.00	Y	S
	92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	53.35	N	S
	100 Hayden Avenue	Route 128 Northwest MA	1	55,924	0.0%	—	N	S
	33 Hayden Avenue	Route 128 Northwest MA	1	80,128	100.0%	30.74	N	S
	Lexington Office Park	Route 128 Northwest MA	2	166,689	95.2%	24.84	N	S
	191 Spring Street	Route 128 Northwest MA	1	158,900	100.0%	31.27	N	S
	181 Spring Street	Route 128 Northwest MA	1	55,793	100.0%	33.18	N	S
	201 Spring Street	Route 128 Northwest MA	1	102,500	100.0%	36.49	N	S
	40 Shattuck Road	Route 128 Northwest MA	1	120,000	95.6%	27.21	N	S
	Quorum Office Park	Route 128 Northwest MA	2	259,918	100.0%	23.52	N	S

			41	7,973,029	93.8%	$39.41

Office/Technical
	Seven Cambridge Center	East Cambridge MA	1	231,028	100.0%	84.48	N	CBD
	Fourteen Cambridge Center	East Cambridge MA	1	67,362	100.0%	22.28	N	CBD
(2)(3)	103 Fourth Avenue	Route 128 Mass Turnpike MA	1	62,476	58.5%	19.78	N	S
	Bedford Business Park	Route 128 Northwest MA	2	379,057	21.1%	18.37	Y	S
	17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	15.00	N	S
	164 Lexington Road	Route 128 Northwest MA	1	64,140	100.0%	12.80	N	S

			7	834,063	61.0%	$48.09

		Total Greater Boston:	48	8,807,092	90.7%	$39.96

Boston Properties, Inc.

Third Quarter 2007

In-Service Property Listing (continued)

as of September 30, 2007

		Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Washington, DC
Office
(2)	Capital Gallery	Southwest Washington DC	1	614,692	88.8%	$43.26	N	CBD
	500 E Street, S. W.	Southwest Washington DC	1	246,057	100.0%	35.35	N	CBD
	Metropolitan Square (51% ownership)	East End Washington DC	1	586,689	100.0%	46.91	Y	CBD
	1301 New York Avenue	East End Washington DC	1	188,358	100.0%	31.04	Y	CBD
	Market Square North (50% ownership)	East End Washington DC	1	401,279	100.0%	53.94	Y	CBD
	901 New York Avenue (25% ownership)	CBD Washington DC	1	539,229	99.4%	53.67	Y	CBD
	1333 New Hampshire Avenue	CBD Washington DC	1	315,371	100.0%	46.53	N	CBD
	1330 Connecticut Avenue	CBD Washington DC	1	252,136	99.6%	51.97	Y	CBD
	Sumner Square	CBD Washington DC	1	208,665	99.8%	42.87	Y	CBD
	Montvale Center	Montgomery County MD	1	122,866	82.8%	25.43	Y	S
	2600 Tower Oaks Boulevard	Montgomery County MD	1	178,887	100.0%	39.92	N	S
	Orbital Sciences 1,2&3	Loudoun County	3	337,228	100.0%	26.57	N	S
(2)	Kingstowne One	Fairfax County VA	1	150,838	100.0%	32.11	Y	S
(2)	Kingstowne Two	Fairfax County VA	1	156,251	93.5%	32.16	Y	S
(2)	Kingstowne Retail	Fairfax County VA	1	88,288	94.3%	29.93	Y	S
	One Freedom Square	Fairfax County VA	1	414,207	100.0%	37.82	Y	S
	Two Freedom Square	Fairfax County VA	1	421,676	100.0%	40.45	N	S
	One Reston Overlook	Fairfax County VA	1	312,685	100.0%	27.37	N	S
	Two Reston Overlook	Fairfax County VA	1	134,615	100.0%	29.33	N	S
	One and Two Discovery Square	Fairfax County VA	2	366,990	100.0%	42.09	N	S
	New Dominion Technology Park—Building One	Fairfax County VA	1	235,201	100.0%	32.09	Y	S
	New Dominion Technology Park—Building Two	Fairfax County VA	1	257,400	100.0%	41.45	Y	S
	Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	32.01	Y	S
	12290 Sunrise Valley	Fairfax County VA	1	182,424	100.0%	34.99	N	S
	12300 Sunrise Valley	Fairfax County VA	1	255,244	100.0%	33.75	N	S
	12310 Sunrise Valley	Fairfax County VA	1	263,870	100.0%	33.92	N	S

			30	7,492,192	98.5%	$39.91

Office/Technical
	Broad Run Business Park	Loudoun County	1	127,070	100.0%	20.20	N	S
(2)(3)	6601 Springfield Center Drive	Fairfax County VA	1	26,388	100.0%	12.26	N	S
(2)(3)	6605 Springfield Center Drive	Fairfax County VA	1	71,000	0.0%	—	N	S
	7435 Boston Boulevard	Fairfax County VA	1	103,557	100.0%	19.11	N	S
	7451 Boston Boulevard	Fairfax County VA	1	47,001	100.0%	21.83	N	S
	7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	19.37	N	S
	7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	16.17	N	S
	8000 Grainger Court	Fairfax County VA	1	88,775	100.0%	17.33	N	S
	7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	15.02	N	S
	7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	23.93	N	S
	7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.33	N	S
	7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	19.85	N	S
	8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	16.79	N	S
	7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	25.35	N	S

			14	954,395	92.6%	$18.45

		Total Greater Washington:	44	8,446,587	97.9%	$37.62

Boston Properties, Inc.

Third Quarter 2007

In-Service Property Listing (continued)

as of September 30, 2007

		Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Midtown Manhattan
Office
	599 Lexington Avenue	Park Avenue NY	1	1,022,500	97.2%	$73.27	Y	CBD
	Citigroup Center	Park Avenue NY	1	1,561,486	99.9%	71.76	Y	CBD
	399 Park Avenue	Park Avenue NY	1	1,697,662	100.0%	81.18	N	CBD
	Times Square Tower	Times Square NY	1	1,238,787	100.0%	64.87	N	CBD

		Total Midtown Manhattan:	4	5,520,435	99.4%	$73.39

Princeton/East Brunswick, NJ
Office
	101 Carnegie Center	Princeton NJ	1	123,659	100.0%	$27.34	N	S
	104 Carnegie Center	Princeton NJ	1	102,827	94.4%	33.27	N	S
	105 Carnegie Center	Princeton NJ	1	70,029	46.9%	23.93	N	S
	201 Carnegie Center	Princeton NJ	—	6,500	100.0%	28.39	N	S
	202 Carnegie Center	Princeton NJ	1	128,705	82.3%	31.48	Y	S
	206 Carnegie Center	Princeton NJ	1	161,763	100.0%	30.66	Y	S
	210 Carnegie Center	Princeton NJ	1	161,776	89.4%	32.99	N	S
	211 Carnegie Center	Princeton NJ	1	47,025	100.0%	30.59	N	S
	212 Carnegie Center	Princeton NJ	1	149,398	97.3%	35.61	N	S
	214 Carnegie Center	Princeton NJ	1	150,774	75.3%	30.26	Y	S
	302 Carnegie Center	Princeton NJ	1	64,726	100.0%	36.29	N	S
	502 Carnegie Center	Princeton NJ	1	116,855	94.7%	34.65	N	S
	504 Carnegie Center	Princeton NJ	1	121,990	100.0%	32.81	Y(3)	S
	506 Carnegie Center	Princeton NJ	1	136,213	100.0%	36.03	Y(3)	S
	508 Carnegie Center	Princeton NJ	1	131,085	92.8%	40.33	Y(3)	S
	510 Carnegie Center	Princeton NJ	1	234,160	100.0%	26.30	Y(3)	S
	One Tower Center	East Brunswick NJ	1	412,706	61.6%	36.76	N	S

		Total Princeton/East Brunswick, NJ:	16	2,320,191	87.1%	$32.74

Greater San Francisco
Office
	Embarcadero Center One	CBD San Francisco CA	1	826,902	85.8%	$46.80	Y	CBD
	Embarcadero Center Two	CBD San Francisco CA	1	778,136	79.9%	48.34	Y	CBD
	Embarcadero Center Three	CBD San Francisco CA	1	768,124	91.5%	41.05	N	CBD
	Embarcadero Center Four	CBD San Francisco CA	1	936,428	85.2%	61.17	N	CBD
	611 Gateway	South San Francisco CA	1	256,302	100.0%	33.32	N	S
	601 and 651 Gateway	South San Francisco CA	2	506,140	96.9%	30.07	N	S
	303 Almaden	San Jose, CA	1	157,537	93.3%	$31.94	N	CBD
(2)	3200 Zanker Road	San Jose, CA	4	543,900	100.0%	$14.10	N	S

		Total Greater San Francisco:	12	4,773,469	89.5%	$41.36

		Total In-Service Properties:	124	29,867,774	93.9%	$45.51

(1)	93,181 square feet of space is unencumbered.
(2)	Not included in Same Property analysis.
(3)	Debt retired on October 1, 2007.

Boston Properties, Inc.

Third Quarter 2007

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED
	Tenant	Sq. Ft.		% of Portfolio
1	US Government	1,622,924	(1)	5.43%
2	Lockheed Martin	1,292,429		4.33%
3	Citibank NA	1,150,535		3.85%
4	Genentech	553,799		1.85%
5	Gillette	484,051		1.62%
6	Kirkland & Ellis	473,161	(2)	1.58%
7	Shearman & Sterling	472,808		1.58%
8	Lehman Brothers	436,723		1.46%
9	Parametric Technology	380,987		1.28%
10	Accenture	378,867		1.27%
11	Washington Group International	355,809		1.19%
12	Finnegan Henderson Farabow	349,146	(3)	1.17%
13	Ann Taylor	338,942		1.13%
14	Orbital Sciences	337,228		1.13%
15	Northrop Grumman	327,677		1.10%
16	O’Melveny & Myers	325,710		1.09%
17	MIT	301,591		1.01%
18	Biogen Idec	301,502		1.01%
19	Bingham McCutchen	291,415		0.98%
20	Akin Gump Strauss Hauer & Feld	290,132		0.97%

	Total % of Portfolio Square Feet			35.04%
	Total % of Portfolio Revenue			37.74%

Notable Signed Deals(4)
	Tenant	Property		Sq. Ft.
	Ropes & Gray LLP	Prudential Tower(5)		413,000
	Akami Technology	Four & Eight Cambridge Center		250,943
	DLA Piper US LLP	505 9th Street(6)		231,748

(1)	Includes 94,887 square feet of space in properties in which Boston Properties has a 51% and 50% interest.
(2)	Includes 218,134 square feet of space in a property in which Boston Properties has a 51% interest.
(3)	Includes 251,941 square feet of space in a property in which Boston Properties has a 25% interest.
(4)	Represents leases signed with occupancy commencing in the future.
(5)	The space is currently occupied by Gillette.
(6)	On October 1, 2007 the Company placed this property in-service. Boston Properties has a 50% interest in this property.

TENANT DIVERSIFICATION (GROSS RENT) *

*       The classification of the Company's tenants is based on the U.S. Government's North American Industry Classification System (NAICS), which has replaced the Standard Industrial Classification (SIC) system.

Boston Properties, Inc.

Third Quarter 2007

IN-SERVICE OFFICE PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups—p.s.f.	Percentage of Total Square Feet

2007	326,163	$12,135,864	$37.21	$12,058,402	$36.97	1.22%
2008	1,351,143	54,450,687	40.30	54,551,834	40.37	5.05%
2009	2,131,645	82,369,970	38.64	83,814,418	39.32	7.96%
2010	2,416,751	90,744,197	37.55	93,896,876	38.85	9.03%
2011	2,834,206	125,617,452	44.32	132,121,224	46.62	10.59%
2012	2,291,915	98,869,787	43.14	103,967,051	45.36	8.56%
2013	673,394	27,711,491	41.15	33,711,070	50.06	2.52%
2014	2,094,793	74,928,198	35.77	81,820,863	39.06	7.83%
2015	1,522,537	57,532,993	37.79	65,712,576	43.16	5.69%
2016	2,470,571	138,092,471	55.89	151,259,887	61.22	9.23%
Thereafter	7,028,460	387,135,169	55.08	461,197,074	65.62	26.26%

Occupancy By Location*

	CBD		Suburban		Total
Location	30-Sep-07	30-Sep-06	30-Sep-07	30-Sep-06	30-Sep-07	30-Sep-06
Midtown Manhattan	99.4%	99.9%	n/a	n/a	99.4%	99.9%
Greater Boston	96.8%	93.9%	90.1%	91.7%	93.8%	92.9%
Greater Washington	97.8%	95.4%	99.1%	96.3%	98.5%	95.9%
Greater San Francisco	85.9%	87.5%	98.8%	95.2%	89.5%	89.6%
Princeton/East Brunswick, NJ	n/a	n/a	87.1%	88.0%	87.1%	88.0%

Total Portfolio	95.6%	95.2%	93.8%	93.1%	94.9%	94.4%

*	Includes approximately 1,400,000 square feet of retail space.

Boston Properties, Inc.

Third Quarter 2007

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups—p.s.f.	Percentage of Total Square Feet

2007	92,360	$1,367,418	$14.81	$1,648,030	$17.84	5.16%
2008	87,008	1,649,892	18.96	1,664,288	19.13	4.86%
2009	69,581	1,458,984	20.97	1,506,287	21.65	3.89%
2010	183,376	3,045,307	16.61	3,284,809	17.91	10.25%
2011	57,321	926,736	16.17	926,736	16.17	3.21%
2012	132,820	2,730,650	20.56	2,904,932	21.87	7.43%
2013	80,000	1,469,936	18.37	1,549,936	19.37	4.47%
2014	331,364	6,028,526	18.19	6,701,057	20.22	18.53%
2015	—	—	—	—	—	0.00%
2016	257,755	19,650,049	76.24	20,082,991	77.92	14.41%
Thereafter	75,756	1,812,876	23.93	1,812,876	23.93	4.24%

Occupancy By Location

	CBD		Suburban		Total
Location	30-Sep-07	30-Sep-06	30-Sep-07	30-Sep-06	30-Sep-07	30-Sep-06
Midtown Manhattan	n/a	n/a	n/a	n/a	n/a	n/a
Greater Boston	100.0%	100.0%	39.3%	46.9%	61.0%	67.3%
Greater Washington	n/a	n/a	92.6%	100.0%	92.6%	100.0%
Greater San Francisco	n/a	n/a	n/a	n/a	n/a	n/a
Princeton/East Brunswick, NJ	n/a	n/a	n/a	n/a	n/a	n/a

Total Portfolio	100.0%	100.0%	73.4%	81.0%	77.9%	84.5%

Boston Properties, Inc.

Third Quarter 2007

IN-SERVICE RETAIL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.		Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups—p.s.f.		Percentage of Total Square Feet

2007	7,460	$762,832	$102.26	(1)	$827,512	$110.93	(1)	0.57%
2008	74,428	5,761,370	77.41	(2)	5,702,908	76.62	(2)	5.66%
2009	62,915	3,306,882	52.56		3,326,143	52.87		4.79%
2010	92,190	3,438,778	37.30		3,521,399	38.20		7.01%
2011	64,856	4,347,085	67.03		4,705,590	72.55		4.93%
2012	115,756	6,340,872	54.78		6,694,769	57.84		8.80%
2013	55,636	4,864,521	87.43		5,214,216	93.72		4.23%
2014	51,888	4,339,210	83.63		4,809,802	92.70		3.95%
2015	99,278	8,685,510	87.49		9,224,785	92.92		7.55%
2016	99,451	6,748,609	67.86		7,463,593	75.05		7.56%
Thereafter	590,934	30,115,967	50.96		36,484,626	61.74		44.95%

(1)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $39.53 and $39.53 in 2007.
(2)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $61.46 and $61.71 in 2008.

Boston Properties, Inc.

Third Quarter 2007

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups—p.s.f.	Percentage of Total Square Feet

2007	425,983	$14,266,114	$33.49	$14,533,944	$34.12	1.4%
2008	1,512,579	61,861,949	40.90	61,919,029	40.94	5.1%
2009	2,264,141	87,135,837	38.49	88,646,848	39.15	7.6%
2010	2,692,317	97,228,282	36.11	100,703,084	37.40	9.0%
2011	2,956,383	130,891,273	44.27	137,753,549	46.60	9.9%
2012	2,540,491	107,941,309	42.49	113,566,752	44.70	8.5%
2013	809,030	34,045,948	42.08	40,475,222	50.03	2.7%
2014	2,478,045	85,295,934	34.42	93,331,722	37.66	8.3%
2015	1,621,815	66,218,503	40.83	74,937,361	46.21	5.4%
2016	2,827,777	164,491,129	58.17	178,806,470	63.23	9.5%
Thereafter	7,695,150	419,064,011	54.46	499,494,576	64.91	25.8%

Occupancy By Location

	CBD		Suburban		Total
Location	30-Sep-07	30-Sep-06	30-Sep-07	30-Sep-06	30-Sep-07	30-Sep-06
Midtown Manhattan	99.4%	99.9%	n/a	n/a	99.4%	99.9%
Greater Boston	97.0%	94.4%	83.3%	86.6%	90.7%	90.5%
Greater Washington	97.8%	95.4%	97.9%	96.9%	97.9%	96.3%
Greater San Francisco	85.9%	87.5%	98.8%	95.2%	89.5%	89.6%
Princeton/East Brunswick, NJ	n/a	n/a	87.1%	88.0%	87.1%	88.0%

Total Portfolio	95.7%	95.3%	91.4%	91.9%	93.9%	93.8%

Boston Properties, Inc.

Third Quarter 2007

IN-SERVICE GREATER BOSTON PROPERTIES

Lease Expirations—Greater Boston

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	72,783	$2,430,426	$33.39	$2,430,426	$33.39		64,140	$821,182	$12.80	$1,101,795	$17.18
2008	721,367	22,977,327	31.85	23,018,542	31.91		—	—	—	—	—
2009	859,805	30,009,910	34.90	31,175,018	36.26		—	—	—	—	—
2010	489,460	15,555,582	31.78	16,150,101	33.00		36,528	722,517	19.78	905,157	24.78
2011	1,233,788	53,400,068	43.28	56,054,563	45.43		—	—	—	—	—
2012	1,004,407	37,770,187	37.60	39,217,625	39.05		67,362	1,501,017	22.28	1,652,582	24.53
2013	213,024	9,419,735	44.22	10,524,007	49.40		80,000	1,469,936	18.37	1,549,936	19.37
2014	586,890	22,846,433	38.93	24,252,020	41.32		30,000	450,000	15.00	457,500	15.25
2015	246,454	9,338,395	37.89	10,208,721	41.42		—	—	—	—	—
2016	215,172	6,781,468	31.52	7,328,996	34.06		225,532	19,138,884	84.86	19,438,842	86.19
Thereafter	1,067,274	42,385,909	39.71	56,628,890	53.06		—	—	—	—	—

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	233	$463,004	$1,987.14	$527,684	$2,264.74	(1)	137,156	$3,714,612	$27.08	$4,059,904	$29.60
2008	9,867	2,343,433	237.50	2,265,781	229.63	(2)	731,234	25,320,760	34.63	25,284,323	34.58
2009	9,543	1,084,211	113.61	1,088,219	114.03		869,348	31,094,121	35.77	32,263,237	37.11
2010	43,554	1,096,066	25.17	1,106,898	25.41		569,542	17,374,165	30.51	18,162,156	31.89
2011	12,048	1,226,693	101.82	1,385,543	115.00		1,245,836	54,626,760	43.85	57,440,105	46.11
2012	63,716	2,726,878	42.80	2,748,863	43.14		1,135,485	41,998,082	36.99	43,619,069	38.41
2013	28,459	3,354,342	117.87	3,535,601	124.23		321,483	14,244,013	44.31	15,609,545	48.55
2014	11,402	1,918,279	168.24	2,021,868	177.33		628,292	25,214,712	40.13	26,731,389	42.55
2015	43,651	6,067,260	138.99	6,340,349	145.25		290,105	15,405,656	53.10	16,549,070	57.05
2016	14,617	1,723,714	117.93	1,860,452	127.28		455,321	27,644,066	60.71	28,628,289	62.87
Thereafter	404,110	16,431,695	40.66	18,361,825	45.44		1,471,384	58,817,604	39.97	74,990,715	50.97

(1)	Excluding kiosks with one square feet at the Prudential Center, current and future expiring rents would be $51.44 and $51.44 in 2007.
(2)	Excluding kiosks with one square feet at the Prudential Center, current and future expiring rents would be $117.28 and $117.28 in 2008.

Boston Properties, Inc.

Third Quarter 2007

IN-SERVICE GREATER BOSTON PROPERTIES

Quarterly Lease Expirations—Greater Boston

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2007	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2007	—	—	—	—	—		—	—	—	—	—
Q3 2007	—	—	—	—	—		—	—	—	—	—
Q4 2007	72,783	2,430,426	33.39	2,430,426	33.39		64,140	821,182	12.80	1,101,795	17.18

Total 2007	72,783	$2,430,426	$33.39	$2,430,426	$33.39		64,140	821,182	12.80	1,101,795	17.18

Q1 2008	205,466	$6,050,053	$29.45	$6,050,053	$29.45		—	$—	$—	$—	$—
Q2 2008	278,819	9,096,757	32.63	9,096,757	32.63		—	—	—	—	—
Q3 2008	130,752	3,584,956	27.42	3,606,151	27.58		—	—	—	—	—
Q4 2008	106,330	4,245,562	39.93	4,265,582	40.12		—	—	—	—	—

Total 2008	721,367	$22,977,327	$31.85	$23,018,542	$31.91		—	—	—	—	—

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2007	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2007	—	—	—	—	—		—	—	—	—	—
Q3 2007	—	—	—	—	—		—	—	—	—	—
Q4 2007	233	463,004	1,987.14	527,684	2,264.74		137,156	3,714,612	27.08	4,059,904	29.60

Total 2007	233	463,004	$1,987.14	$527,684	$2,264.74	(1)	137,156	$3,714,612	$27.08	$4,059,904	$29.60

Q1 2008	2,692	$543,223.68	$201.79	496,124	$184.30		208,158	$6,593,277	$31.67	$6,546,177	$31.45
Q2 2008	1,700	633,370	372.57	607,486	357.34		280,519	9,730,127	34.69	9,704,243	34.59
Q3 2008	6	418,896	69,816.00	370,896	61,816.00		130,758	4,003,852	30.62	3,977,047	30.42
Q4 2008	5,469	747,943	136.76	791,275	144.68		111,799	4,993,505	44.67	5,056,857	45.23

Total 2008	9,867	$2,343,433	$237.50	$2,265,781	$229.63	(2)	731,234	$25,320,760	$34.63	$25,284,323	$34.58

(1)	Excluding kiosks with one square feet at the Prudential Center, current and future expiring rents would be $51.44 and $51.44 in 2007.
(2)	Excluding kiosks with one square feet at the Prudential Center, current and future expiring rents would be $117.28 and $117.28 in 2008.

Boston Properties, Inc.

Third Quarter 2007

IN-SERVICE GREATER WASHINGTON PROPERTIES

Lease Expirations—Greater Washington

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	11,737	$395,785	$33.72	$395,785	$33.72	28,220	$546,236	$19.36	$546,236	$19.36
2008	95,638	3,657,773	38.25	3,675,028	38.43	87,008	1,649,892	18.96	1,664,288	19.13
2009	740,250	27,058,766	36.55	27,505,865	37.16	69,581	1,458,984	20.97	1,506,287	21.65
2010	768,563	31,949,844	41.57	33,220,305	43.22	146,848	2,322,790	15.82	2,379,652	16.20
2011	834,983	30,338,340	36.33	33,128,013	39.68	57,321	926,736	16.17	926,736	16.17
2012	857,931	33,747,369	39.34	36,111,208	42.09	65,458	1,229,632	18.79	1,252,350	19.13
2013	87,740	2,795,127	31.86	3,053,771	34.80	—	—	—	—	—
2014	447,657	16,434,769	36.71	18,885,717	42.19	301,364	5,578,526	18.51	6,243,557	20.72
2015	726,437	28,345,134	39.02	33,041,480	45.48	—	—	—	—	—
2016	348,077	10,688,411	30.71	13,177,838	37.86	32,223	511,165	15.86	644,149	19.99
Thereafter	2,197,125	101,649,680	46.26	121,483,971	55.29	75,756	1,812,876	23.93	1,812,876	23.93

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	—	$—	$—	$—	$—	39,957	$942,021	$23.58	$942,021	$23.58
2008	18,152	809,070	44.57	819,587	45.15	200,798	6,116,734	30.46	6,158,903	30.67
2009	22,687	799,320	35.23	813,595	35.86	832,518	29,317,069	35.21	29,825,747	35.83
2010	13,587	602,558	44.35	638,822	47.02	928,998	34,875,192	37.54	36,238,779	39.01
2011	18,533	853,819	46.07	872,954	47.10	910,837	32,118,895	35.26	34,927,703	38.35
2012	12,736	463,678	36.41	544,463	42.75	936,125	35,440,679	37.86	37,908,021	40.49
2013	13,377	663,389	49.59	750,243	56.08	101,117	3,458,516	34.20	3,804,014	37.62
2014	20,753	613,406	29.56	701,030	33.78	769,774	22,626,701	29.39	25,830,304	33.56
2015	24,704	1,071,969	43.39	1,170,810	47.39	751,141	29,417,102	39.16	34,212,290	45.55
2016	25,576	1,179,897	46.13	1,308,282	51.15	405,876	12,379,473	30.50	15,130,268	37.28
Thereafter	101,972	3,156,492	30.95	4,183,884	41.03	2,374,853	106,619,048	44.90	127,480,730	53.68

Boston Properties, Inc.

Third Quarter 2007

IN-SERVICE GREATER WASHINGTON PROPERTIES

Quarterly Lease Expirations—Greater Washington

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2007	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2007	—	—	—	—	—	—	—	—	—	—
Q3 2007	—	—	—	—	—	—	—	—	—	—
Q4 2007	11,737	395,785	33.72	395,785	33.72	28,220	546,236	19.36	546,236	19.36

Total 2007	11,737	$395,785	$33.72	$395,785	$33.72	28,220	$546,236	$19.36	$546,236	$19.36

Q1 2008	11,082	$381,240	$34.40	$381,240	$34.40	—	$—	$—	$—	$—
Q2 2008	54,321	2,123,621	39.09	2,123,621	39.09	23,439	407,287	17.38	407,287	17.38
Q3 2008	11,908	534,999	44.93	537,674	45.15	16,568	216,688	13.08	216,688	13.08
Q4 2008	18,327	617,912	33.72	632,493	34.51	47,001	1,025,917	21.83	1,040,313	22.13

Total 2008	95,638	$3,657,773	$38.25	$3,675,028	$38.43	87,008	$1,649,892	$18.96	$1,664,288	$19.13

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2007	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2007	—	—	—	—	—	—	—	—	—	—
Q3 2007	—	—	—	—	—	—	—	—	—	—
Q4 2007	—	—	—	—	—	39,957	942,021	23.58	942,021	23.58

Total 2007	—	$—	$—	—	$—	39,957	$942,021	$23.58	942,021	$23.58

Q1 2008	—	$—	$—	$—	$—	11,082	$381,240	$34.40	$381,240	$34.40
Q2 2008	—	—	—	—	—	77,760	2,530,908	32.55	2,530,908	32.55
Q3 2008	18,152	809,070	44.57	819,587	45.15	46,628	1,560,757	33.47	1,573,949	33.76
Q4 2008	—	—	—	—	—	65,328	1,643,829	25.16	1,672,806	25.61

Total 2008	18,152	$809,070	$44.57	$819,587	$45.15	200,798	$6,116,734	$30.46	$6,158,903	$30.67

Boston Properties, Inc.

Third Quarter 2007

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Lease Expirations—Greater San Francisco

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	32,838	$1,033,427	$31.47	$946,507	$28.82	—	$—	$—	$—	$—
2008	267,861	10,326,924	38.55	10,369,600	38.71	—	—	—	—	—
2009	198,784	9,100,089	45.78	8,825,480	44.40	—	—	—	—	—
2010	769,237	20,170,819	26.22	21,127,079	27.46	—	—	—	—	—
2011	292,282	22,335,348	76.42	22,858,180	78.21	—	—	—	—	—
2012	206,736	10,190,502	49.29	10,748,290	51.99	—	—	—	—	—
2013	159,283	6,890,538	43.26	7,496,512	47.06	—	—	—	—	—
2014	435,239	16,617,522	38.18	18,037,812	41.44	—	—	—	—	—
2015	329,632	11,207,458	34.00	12,898,696	39.13	—	—	—	—	—
2016	861,569	34,834,671	40.43	37,921,447	44.01	—	—	—	—	—
Thereafter	438,972	19,739,050	44.97	21,706,465	49.45	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	7,227	$283,028	$39.16	$283,028	$39.16	40,065	$1,316,455	$32.86	$1,229,535	$30.69
2008	36,301	1,885,830	51.95	1,890,726	52.08	304,162	12,212,754	40.15	12,260,326	40.31
2009	30,685	1,423,352	46.39	1,424,329	46.42	229,469	10,523,441	45.86	10,249,809	44.67
2010	35,049	1,740,154	49.65	1,775,679	50.66	804,286	21,910,974	27.24	22,902,758	28.48
2011	19,725	799,711	40.54	901,452	45.70	312,007	23,135,059	74.15	23,759,632	76.15
2012	33,254	2,409,613	72.46	2,525,368	75.94	239,990	12,600,115	52.50	13,273,658	55.31
2013	13,800	846,790	61.36	928,372	67.27	173,083	7,737,328	44.70	8,424,884	48.68
2014	8,365	571,450	68.31	611,700	73.13	443,604	17,188,973	38.75	18,649,513	42.04
2015	30,923	1,546,281	50.00	1,713,626	55.42	360,555	12,753,739	35.37	14,612,322	40.53
2016	7,887	449,718	57.02	498,072	63.15	869,456	35,284,390	40.58	38,419,520	44.19
Thereafter	8,560	577,964	67.52	571,954	66.82	447,532	20,317,013	45.40	22,278,419	49.78

Boston Properties, Inc.

Third Quarter 2007

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Quarterly Lease Expirations—Greater San Francisco

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2007	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2007	—	—	—	—	—	—	—	—	—	—
Q3 2007	—	—	—	—	—	—	—	—	—	—
Q4 2007	32,838	1,033,427	31.47	946,507	28.82	—	—	—	—	—

Total 2007	32,838	$1,033,427	$31.47	$946,507	$28.82	—	—	—	—	—

Q1 2008	156,470	$6,268,902	$40.06	$6,268,902	$40.06	—	$—	$—	$—	$—
Q2 2008	22,181	901,381	40.64	901,381	40.64	—	—	—	—	—
Q3 2008	50,721	1,807,830	35.64	1,818,555	35.85	—	—	—	—	—
Q4 2008	38,489	1,348,811	35.04	1,380,761	35.87	—	—	—	—	—

Total 2008	267,861	$10,326,924	$38.55	$10,369,600	$38.71	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2007	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2007	—	—	—	—	—	—	—	—	—	—
Q3 2007	—	—	—	—	—	—	—	—	—	—
Q4 2007	7,227	283,028	39.16	283,028	39.16	40,065	1,316,455	32.86	1,229,535	30.69

Total 2007	7,227	$283,028	$39.16	$283,028	$39.16	40,065	$1,316,455	$32.86	$1,229,535	$30.69

Q1 2008	7,597	$324,026	$42.65	$324,026	$42.65	164,067	$6,592,928	$40.18	$6,592,928	40.18
Q2 2008	1,242	131,572	105.94	131,572	105.94	23,423	1,032,954	44.10	1,032,954	44.10
Q3 2008	13,657	759,775	55.63	759,775	55.63	64,378	2,567,604	39.88	2,578,330	40.05
Q4 2008	13,805	670,457	48.57	675,353	48.92	52,294	2,019,267	38.61	2,056,114	39.32

Total 2008	36,301	1,885,830	51.95	1,890,726	52.08	304,162	$12,212,754	$40.15	$12,260,326	$40.31

Boston Properties, Inc.

Third Quarter 2007

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Lease Expirations—Midtown Manhattan

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	—	$—	$—	$—	$—	—	$—	$—	$—	$—
2008	252,446	17,028,992	67.46	17,028,992	67.46	—	—	—	—	—
2009	112,248	8,317,894	74.10	8,344,826	74.34	—	—	—	—	—
2010	258,452	18,395,986	71.18	18,681,188	72.28	—	—	—	—	—
2011	92,271	6,568,178	71.18	6,869,298	74.45	—	—	—	—	—
2012	173,593	15,558,042	89.62	16,233,814	93.52	—	—	—	—	—
2013	56,636	4,074,278	71.94	7,264,802	128.27	—	—	—	—	—
2014	4,172	242,810	58.20	287,451	68.90	—	—	—	—	—
2015	65,862	4,285,618	65.07	4,603,422	69.89	—	—	—	—	—
2016	1,045,753	85,787,920	82.03	92,831,606	88.77	—	—	—	—	—
Thereafter	3,255,738	221,063,238	67.90	258,757,213	79.48	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	—	$	$—	$	$—	—	$	$—	$	$—
2008	10,108	723,037	71.53	726,814	71.90	262,554	17,752,029	67.61	17,755,806	67.63
2009	—	—	—	—	—	112,248	8,317,894	74.10	8,344,826	74.34
2010	—	—	—	—	—	258,452	18,395,986	71.18	18,681,188	72.28
2011	14,550	1,466,862	100.82	1,545,641	106.23	106,821	8,035,041	75.22	8,414,938	78.78
2012	6,050	740,703	122.43	876,075	144.81	179,643	16,298,746	90.73	17,109,889	95.24
2013	—	—	—	—	—	56,636	4,074,278	71.94	7,264,802	128.27
2014	11,368	1,236,075	108.73	1,475,203	129.77	15,540	1,478,885	95.17	1,762,654	113.43
2015	—	—	—	—	—	65,862	4,285,618	65.07	4,603,422	69.89
2016	51,371	3,395,280	66.09	3,796,787	73.91	1,097,124	89,183,201	81.29	96,628,393	88.07
Thereafter	76,292	9,949,816	130.42	13,366,964	175.21	3,332,030	231,013,053	69.33	272,124,177	81.67

Boston Properties, Inc.

Third Quarter 2007

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Quarterly Lease Expirations—Midtown Manhattan

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2007	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2007	—	—	—	—	—	—	—	—	—	—
Q3 2007	—	—	—	—	—	—	—	—	—	—
Q4 2007	—	—	—	—	—	—	—	—	—	—

Total 2007	—	$—	$—	$—	$—	—	$—	$—	$—	$—

Q1 2008	—	$—	$—	$—	$—	—	$—	$—	—	$—
Q2 2008	—	—	—	—	—	—	—	—	—	—
Q3 2008	64,310	4,455,054	69.27	4,455,054	69.27	—	—	—	—	—
Q4 2008	188,136	12,573,938	66.83	12,573,938	66.83	—	—	—	—	—

Total 2008	252,446	$17,028,992	$67.46	$17,028,992	$67.46	—	$—	$—	$—	$—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2007	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2007	—	—	—	—	—	—	—	—	—	—
Q3 2007	—	—	—	—	—	—	—	—	—	—
Q4 2007	—		—		—	—		—		—

Total 2007	—	$	$—	$	$—	—	$	$—	$	$—

Q1 2008	7,768	$600,000	$77.24	600,000	$77.24	7,768	$600,000	$77.24	600,000	$77.24
Q2 2008	350	26,444	75.55	26,444	75.55	350	26,444	75.55	26,444	75.55
Q3 2008	—	—	—	—	—	64,310	4,455,054	69.27	4,455,054	69.27
Q4 2008	1,990	96,593	48.54	100,370	50.44	190,126	12,670,531	66.64	12,674,308	66.66

Total 2008	10,108	$723,037	$71.53	$726,814	$71.90	262,554	$17,752,029	$67.61	$17,755,806	$67.63

Boston Properties, Inc.

Third Quarter 2007

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Lease Expirations—Princeton/East Brunswick

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	208,805	$8,276,226	$39.64	$8,285,684	$39.68	—	$—	$—	$—	$—
2008	13,831	459,672	33.23	459,672	33.23	—	—	—	—	—
2009	220,558	7,883,312	35.74	7,963,230	36.10	—	—	—	—	—
2010	131,039	4,671,966	35.65	4,718,203	36.01	—	—	—	—	—
2011	380,882	12,975,518	34.07	13,211,171	34.69	—	—	—	—	—
2012	49,248	1,603,686	32.56	1,656,114	33.63	—	—	—	—	—
2013	156,711	4,531,812	28.92	5,371,978	34.28	—	—	—	—	—
2014	620,835	18,786,663	30.26	20,357,863	32.79	—	—	—	—	—
2015	154,152	4,356,388	28.26	4,960,256	32.18	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—
Thereafter	69,351	2,297,293	33.13	2,620,535	37.79	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	—	$—	$—	$—	$—	208,805	$8,276,226	$39.64	$8,285,684	$39.68
2008	—	—	—	—	—	13,831	459,672	33.23	459,672	33.23
2009	—	—	—	—	—	220,558	7,883,312	35.74	7,963,230	36.10
2010	—	—	—	—	—	131,039	4,671,966	35.65	4,718,203	36.01
2011	—	—	—	—	—	380,882	12,975,518	34.07	13,211,171	34.69
2012	—	—	—	—	—	49,248	1,603,686	32.56	1,656,114	33.63
2013	—	—	—	—	—	156,711	4,531,812	28.92	5,371,978	34.28
2014	—	—	—	—	—	620,835	18,786,663	30.26	20,357,863	32.79
2015	—	—	—	—	—	154,152	4,356,388	28.26	4,960,256	32.18
2016	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	69,351	2,297,293	33.13	2,620,535	37.79

Boston Properties, Inc.

Third Quarter 2007

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Quarterly Lease Expirations—Princeton/East Brunswick

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2007	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2007	—	—	—	—	—	—	—	—	—	—
Q3 2007	—	—	—	—	—	—	—	—	—	—
Q4 2007	208,805	8,276,226	39.64	8,285,684	39.68	—	—	—	—	—

Total 2007	208,805	$8,276,226	$39.64	$8,285,684	$39.68	—	$—	$—	$—	$—

Q1 2008	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2008	—	—	—	—	—	—	—	—	—	—
Q3 2008	—	—	—	—	—	—	—	—	—	—
Q4 2008	13,831	459,672	33.23	459,672	33.23	—	—	—	—	—

Total 2008	13,831	$459,672	$33.23	$459,672	$33.23	—	$—	$—	$—	$—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2007	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2007	—	—	—	—	—	—	—	—	—	—
Q3 2007	—	—	—	—	—	—	—	—	—	—
Q4 2007	—	—	—	—	—	208,805	8,276,226	39.64	8,285,684	39.68

Total 2007	—	$—	$—	$—	$—	208,805	$8,276,226	$39.64	$8,285,684	$39.68

Q1 2008	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2008	—	—	—	—	—	—	—	—	—	—
Q3 2008	—	—	—	—	—	—	—	—	—	—
Q4 2008	—	—	—	—	—	13,831	459,672	33.23	459,672	33.23

Total 2008	—	$—	$—	$—	$—	13,831	$459,672	$33.23	$459,672	$33.23

Boston Properties, Inc.

Third Quarter 2007

CBD PROPERTIES

Lease Expirations

	Greater Boston							Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	4,153	$638,418	$153.72	(1)	$703,098	$169.30	(1)	2,146	$113,604	$52.94	$113,604	$52.94
2008	191,610	9,365,718	48.88		9,297,181	48.52		37,650	1,711,494	$45.46	1,729,540	45.94
2009	333,409	14,797,426	44.38		15,385,120	46.14		402,928	15,615,294	$38.75	15,953,833	39.59
2010	175,892	6,525,366	37.10		6,594,946	37.49		338,776	16,480,633	$48.65	17,345,077	51.20
2011	785,721	42,442,514	54.02		44,974,071	57.24		210,800	9,906,192	$46.99	10,649,689	50.52
2012	466,015	21,929,141	47.06		22,383,060	48.03		155,964	6,544,756	$41.96	6,670,195	42.77
2013	225,099	12,305,497	54.67		13,509,109	60.01		7,265	338,721	$46.62	387,723	53.37
2014	504,130	22,072,050	43.78		23,288,639	46.20		54,268	2,519,664	$46.43	2,884,924	53.16
2015	275,473	15,073,519	54.72		16,216,934	58.87		337,833	17,576,900	$52.03	20,222,487	59.86
2016	296,421	22,675,792	76.50		23,365,016	78.82		57,782	2,559,954	$44.30	3,085,914	53.41
Thereafter	1,266,128	49,870,932	39.39		65,951,389	52.09		1,664,098	81,552,943	$49.01	101,995,875	61.29

	New York							San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	—	$	$—		$	$—		35,034	$1,150,432	$32.84	$1,063,512	$30.36
2008	262,554	17,752,029	67.61		17,755,806	67.63		245,825	10,697,378	43.52	10,702,274	43.54
2009	112,248	8,317,894	74.10		8,344,826	74.34		163,240	8,197,110	50.22	8,211,237	50.30
2010	258,452	18,395,986	71.18		18,681,188	72.28		243,578	13,761,410	56.50	14,144,820	58.07
2011	106,821	8,035,041	75.22		8,414,938	78.78		287,221	22,481,554	78.27	23,035,948	80.20
2012	179,643	16,298,746	90.73		17,109,889	95.24		230,198	12,332,418	53.57	12,975,771	56.37
2013	56,636	4,074,278	71.94		7,264,802	128.27		163,072	7,443,005	45.64	8,078,109	49.54
2014	15,540	1,478,885	95.17		1,762,654	113.43		187,302	8,648,410	46.17	9,247,775	49.37
2015	65,862	4,285,618	65.07		4,603,422	69.89		138,593	6,001,040	43.30	6,463,257	46.63
2016	1,097,124	89,183,201	81.29		96,628,393	88.07		795,328	33,031,656	41.53	35,637,512	44.81
Thereafter	3,332,030	231,013,053	69.33		272,124,177	81.67		447,532	20,317,013	45.40	22,278,419	49.78

	Princeton/East Brunswick							Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	—	$—	$—		$—	$—		—	$—	$—	$—	$—
2007	—	—	—		—	—		—	—	—	—	—
2008	—	—	—		—	—		—	—	—	—	—
2009	—	—	—		—	—		—	—	—	—	—
2010	—	—	—		—	—		—	—	—	—	—
2011	—	—	—		—	—		—	—	—	—	—
2012	—	—	—		—	—		—	—	—	—	—
2013	—	—	—		—	—		—	—	—	—	—
2014	—	—	—		—	—		—	—	—	—	—
2015	—	—	—		—	—		—	—	—	—	—
Thereafter	—	—	—		—	—		—	—	—	—	—

(1)	Includes 233 square feet of retail space and kiosks. Excluding this space, current rent on expiring leases is $44.77 and rent on expiring leases with future step-up is $44.77 per square foot in 2007.

Boston Properties, Inc.

Third Quarter 2007

SUBURBAN PROPERTIES

Lease Expirations

	Greater Boston					Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	133,003	$3,076,194	$23.13	$3,356,806	$25.24	37,811	$828,417	$21.91	$828,417	$21.91
2008	539,624	15,955,042	29.57	15,987,142	29.63	163,148	4,405,240	27.00	4,429,363	27.15
2009	535,939	16,296,695	30.41	16,878,117	31.49	429,590	13,701,775	31.90	13,871,914	32.29
2010	393,650	10,848,799	27.56	11,567,210	29.38	590,222	18,394,559	31.17	18,893,701	32.01
2011	460,115	12,184,246	26.48	12,466,034	27.09	700,037	22,212,703	31.73	24,278,014	34.68
2012	669,470	20,068,941	29.98	21,236,010	31.72	780,161	28,895,924	37.04	31,237,826	40.04
2013	96,384	1,938,516	20.11	2,100,436	21.79	93,852	3,119,795	33.24	3,416,290	36.40
2014	124,162	3,142,661	25.31	3,442,750	27.73	715,506	20,107,037	28.10	22,945,379	32.07
2015	14,632	332,136	22.70	332,136	22.70	413,308	11,840,202	28.65	13,989,804	33.85
2016	158,900	4,968,273	31.27	5,263,273	33.12	348,094	9,819,519	28.21	12,044,354	34.60
Thereafter	205,256	8,946,672	43.59	9,039,326	44.04	710,755	25,066,105	35.27	25,484,855	35.86

	New York					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	—	$—	$—	$—	$—	5,031	$166,023	$33.00	$166,023	$33.00
2008	—	—	—	—	—	58,337	1,515,376	25.98	1,558,052	26.71
2009	—	—	—	—	—	66,229	2,326,330	35.13	2,038,572	30.78
2010	—	—	—	—	—	560,708	8,149,564	14.53	8,757,938	15.62
2011	—	—	—	—	—	24,786	653,505	26.37	723,684	29.20
2012	—	—	—	—	—	9,792	267,697	27.34	297,887	30.42
2013	—	—	—	—	—	10,011	294,323	29.40	346,775	34.64
2014	—	—	—	—	—	256,302	8,540,563	33.32	9,401,737	36.68
2015	—	—	—	—	—	221,962	6,752,700	30.42	8,149,065	36.71
2016	—	—	—	—	—	74,128	2,252,734	30.39	2,782,008	37.53
Thereafter	—	—	—	—	—	—	—	—	—	—

	Princeton/East Brunswick					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	208,805	$8,276,226	$39.64	$8,285,684	$39.68	—	$—	$—	$—	$—
2008	13,831	459,672	33.23	459,672	33.23	—	—	—	—	—
2009	220,558	7,883,312	35.74	7,963,230	36.10	—	—	—	—	—
2010	131,039	4,671,966	35.65	4,718,203	36.01	—	—	—	—	—
2011	380,882	12,975,518	34.07	13,211,171	34.69	—	—	—	—	—
2012	49,248	1,603,686	32.56	1,656,114	33.63	—	—	—	—	—
2013	156,711	4,531,812	28.92	5,371,978	34.28	—	—	—	—	—
2014	620,835	18,786,663	30.26	20,357,863	32.79	—	—	—	—	—
2015	154,152	4,356,388	28.26	4,960,256	32.18	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—
Thereafter	69,351	2,297,293	33.13	2,620,535	37.79	—	—	—	—	—

Boston Properties, Inc.

Third Quarter 2007

HOTEL PERFORMANCE

Cambridge Center Marriott

	Third Quarter 2007	Third Quarter 2006	Percent Change	Year to Date 2007	Year to Date 2006		Percent Change
Occupancy	86.0%	86.4%	-0.5%	80.9%	74.5	%(1)	8.6%
Average Daily Rate	$209.75	$191.13	9.7%	$205.09	$188.61		8.7%
Revenue per available room	$180.46	$165.14	9.3%	$165.94	$140.54		18.1%

(1)	For the nine months ended September 30, 2006, the Cambridge Center Marriott underwent a room renovation project which totaled approximately $5.6 million.

Boston Properties, Inc.

Third Quarter 2007

OCCUPANCY ANALYSIS

Same Property Occupancy(1)—By Location

	CBD		Suburban		Total
Location	30-Sep-07	30-Sep-06	30-Sep-07	30-Sep-06	30-Sep-07	30-Sep-06
Greater Boston	98.7%	94.4%	83.7%	86.0%	91.5%	90.3%
Greater Washington	99.8%	99.0%	99.5%	99.4%	99.7%	99.3%
Midtown Manhattan	99.4%	99.9%	n/a	n/a	99.4%	99.9%
Princeton/East Brunswick, NJ	n/a	n/a	87.1%	88.0%	87.1%	88.0%
Greater San Francisco	85.9%	87.5%	97.9%	91.8%	88.1%	88.3%

Total Portfolio	96.4%	95.6%	91.6%	92.1%	94.4%	94.1%

Same Property Occupancy(1)—By Type of Property

	CBD		Suburban		Total
	30-Sep-07	30-Sep-06	30-Sep-07	30-Sep-06	30-Sep-07	30-Sep-06
Total Office Portfolio	96.3%	95.5%	93.4%	93.5%	95.2%	94.7%
Total Office/Technical Portfolio	100.0%	100.0%	77.5%	81.0%	81.6%	84.5%

Total Portfolio	96.4%	95.6%	91.6%	92.1%	94.4%	94.1%

(1)	For disclosures related to our definition of Same Property, see page 51.

Boston Properties, Inc.

Third Quarter 2007

SAME PROPERTY PERFORMANCE

Office, Office/Technical and Hotel Properties

	Office	Office/Technical	Hotel (1)		Total
Number of Properties	93	18	1		112
Square feet	26,089,300	1,628,594	330,400		28,048,294
Percent of in-service properties	92.9%	91.1%	100.0%		92.9%
Occupancy @ 9/30/2006	94.7%	84.5%	—		94.1%
Occupancy @ 9/30/2007	95.2%	81.6%	—		94.4%
Percent change from 2nd quarter 2007 over 2nd quarter 2006 (2):
Rental revenue	3.6%	3.0%	3.9%		3.6%
Operating expenses and real estate taxes	1.1%	31.2%	-1.0%		1.5%
Net Operating Income (3)	5.0%	-4.3%	19.8	%(2)	4.7%
Net Operating Income (3)—without hotels					4.6%

Rental revenue—cash basis	4.5%	4.4%	4.0%		4.5%
Net Operating Income (3)—cash basis (4)	6.6%	-2.7%	19.9	%(2)	6.3%
Net Operating Income (3)—cash basis(4)—without hotels					6.2%

Same Property Lease Analysis—quarter ended September 30, 2007

	Office	Office/Technical	Total
Vacant space available @ 7/1/2007 (sf)	1,273,182	247,410	1,520,592
Square footage of leases expiring or terminated 7/1/2007-9/30/2007	1,198,789	51,647	1,250,436

Total space for lease (sf)	2,471,971	299,057	2,771,028

New tenants (sf)	479,481	—	479,481
Renewals (sf)	730,043	—	730,043

Total space leased (sf)	1,209,524	—	1,209,524

Space available @ 9/30/2007 (sf)	1,262,447	299,057	1,561,504

Net (increase)/decrease in available space (sf)	10,735	(51,647)	(40,912)
2nd generation Average lease term (months)	75	—	75
2nd generation Average free rent (days)	23	—	23
2nd generation TI/Comm PSF	$17.58	$—	$17.58
Increase (decrease) in 2nd generation gross rents (4) (5)	35.17%	0.00%	35.17%
Increase (decrease) in 2nd generation net rents (4) (5)	56.56%	0.00%	56.56%

(1)	Includes revenue and expenses from retail tenants at the hotel properties.
(2)	See page 45 for a quantitative reconciliation of Same Property Net Operating Income (NOI) by reportable segment.
(3)	For a quantitative reconciliation of NOI to net income available to common shareholders, see page 44. For disclosures relating to our use of NOI, see page 51.

(4)	Represents change in rents on a “cash to cash” basis (actual rent at time of expiration vs. initial rent of new lease) and for only 2nd generation space after eliminating any space vacant for more than 12 months. The total footage being weighted is 1,095,618 square feet.
(5)	Includes 78,403 square feet of former Boston Properties leased space with no prior income. Excluding this space our total increase in 2nd generation gross and net rents would have been 22.48% and 33.60%, respectively.

Boston Properties, Inc.

Third Quarter 2007

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	9/30/2007	9/30/2006
	(in thousands)
Net income available to common shareholders	$242,370	$107,962
Gains on sales of real estate from discontinued operations, net of minority interest	—	—
Income from discontinued operations, net of minority interest	—	(3,371)
Gains on sales of real estate, net of minority interest	(168,495)	(17,889)
Minority interest in Operating Partnership	14,178	18,404
Income from unconsolidated joint ventures	(1,390)	(20,200)
Minority interest in property partnership	—	—

Income before minority interest in property partnership, income from unconsolidated joint ventures, minority interest in Operating Partnership, gains on sales of real estate and discontinued operations	86,663	84,906
Add:
Losses from early entinguishments of debt	2,695	208
Depreciation and amortization	71,616	70,558
Interest expense	69,929	73,571
General and administrative expense	20,189	12,739
Subtract:
Interest and other income	(25,081)	(14,611)
Development and management services income	(5,318)	(4,558)

Consolidated Net Operating Income	$220,693	$222,813

Same Property Net Operating Income	$206,139	$196,821
Net operating income from non Same Properties (1)	13,812	22,300
Termination income	742	3,692

Consolidated Net Operating Income	$220,693	$222,813

Same Property Net Operating Income	$206,139	$196,821
Less straight-line rent and fair value lease revenue	7,837	10,273

Same Property Net Operating Income—cash basis	$198,302	$186,548

(1)	See pages 21-23 for properties which are not included as part of Same Property Net Operating Income.

Boston Properties, Inc.

Third Quarter 2007

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office				Office/Technical
	For the three months ended		$	%	For the three months ended		$	%
	30-Sep-07	30-Sep-06	Change	Change	30-Sep-07	30-Sep-06	Change	Change
Rental Revenue	$302,021	$293,636			$10,817	$10,457
Less Termination Income	693	2,700			49	—

Rental revenue—subtotal	301,328	290,936	10,392	3.6%	10,768	10,457	311	3.0%
Operating expenses and real estate taxes	105,505	104,399	1,106	1.1%	2,824	2,153	671	31.2%

Net Operating Income (1)	$195,823	$186,537	$9,286	5.0%	$7,944	$8,304	$(360)	-4.3%

Rental revenue—subtotal	$301,328	$290,936			$10,768	$10,457
Less straight line rent and fair value lease revenue	7,816	10,106	(2,290)	-22.7%	22	166	(144)	-86.7%

Rental revenue—cash basis	293,512	280,830	12,682	4.5%	10,746	10,291	455	4.4%
Less:
Operating expenses and real estate taxes	105,505	104,399	1,106	1.1%	2,824	2,153	671	31.2%

Net Operating Income (2)—cash basis	$188,007	$176,431	$11,576	6.6%	$7,922	$8,138	$(216)	-2.7%

	Hotel				Total
	For the three months ended		$	%	For the three months ended		$	%
	30-Sep-07	30-Sep-06	Change	Change	30-Sep-07	30-Sep-06	Change	Change
Rental Revenue	$8,647	$8,319			$321,485	$312,412
Less Termination Income	—	—			742	2,700

Rental revenue—subtotal	8,647	8,319	$328	3.9%	320,743	309,712	11,031	3.6%
Operating expenses and real estate taxes	6,275	6,339	(64)	-1.0%	114,604	112,891	1,713	1.5%

Net Operating Income (1)	$2,372	$1,980	$392	19.8%	$206,139	$196,821	$9,318	4.7%

Rental revenue—subtotal	$8,647	$8,319			$320,743	$309,712
Less straight line rent and fair value lease revenue	(1)	1	(2)	-200.0%	7,837	10,273	(2,436)	-23.7%

Rental revenue—cash basis	8,648	8,318	330	4.0%	312,906	299,439	13,467	4.5%
Less:
Operating expenses and real estate taxes	6,275	6,339	(64)	-1.0%	114,604	112,891	1,713	1.5%

Net Operating Income (2)—cash basis	$2,373	$1,979	$394	19.9%	$198,302	$186,548	$11,754	6.3%

(1)	For a quantitative reconciliation of net operating income (NOI) to net income available to common shareholders, see page 44. For disclosures relating to our use of NOI see page 51.
(2)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 44. For disclosures relating to our use of NOI see page 51.

Boston Properties, Inc.

Third Quarter 2007

LEASING ACTIVITY

All In-Service Properties—quarter ended September 30, 2007

	Office	Office/Technical	Total
Vacant space available @ 7/1/2007 (sf)	1,570,343	273,358	1,843,701
Property dispositions/ assets taken out of service (sf)	(110,335)	—	(110,335)
Property acquisitions/ assets placed in-service (sf)	—	—	—
Leases expiring or terminated 7/1/2007-9/30/2007 (sf)	1,210,195	122,647	1,332,842

Total space for lease (sf)	2,670,203	396,005	3,066,208

New tenants (sf)	505,403	—	505,403
Renewals (sf)	730,043	—	730,043

Total space leased (sf)	1,235,446	—	1,235,446 (1)

Space available @ 9/30/2007 (sf)	1,434,757	396,005	1,830,762

Net (increase)/decrease in available space (sf)	135,586	(122,647)	12,939
2nd generation Average lease term (months)	75	—	75
2nd generation Average free rent (days)	23	—	23
2nd generation TI/Comm PSF	$18.05	$—	$18.05
Increase (decrease) in 2nd generation gross rents (2) (3)	34.94%	0.00%	34.94%
Increase (decrease) in 2nd generation net rents (3) (4)	56.10%	0.00%	56.10%

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross cash rents (2)		Incr (decr) in 2nd gen. net cash rents (3)		Total Leased (5)	Total square feet of leases executed in the quarter (6)
Boston	—	215,687	180.78	%(3)	1407.76	%(3)	215,687	749,686
Washington	5,970	613,771	19.39%		29.72%		619,741	575,145
New York	—	179,013	43.93%		63.12%		179,013	11,923
San Francisco	—	133,561	3.19%		2.57%		133,561	232,631
Princeton	—	87,444	-4.51%		-7.21%		87,444	53,709

	5,970	1,229,476	34.94	%(3)	56.10	%(3)	1,235,446	1,623,094

(1)	Details of 1st and 2nd generation space is located in chart below.
(2)	Represents increase (decrease) in gross rent (total base rent and expense reimbursements), comparing the change in rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 1,102,699.
(3)	Includes 78,403 square feet of former Boston Properties leased space with no prior income. Excluding this space our total increase in 2nd generation gross and net rents would have been 22.34% and 33.35%, respectively. The Boston region increase in 2nd generation gross and net rents would have been 2.53% and 3.88%, respectively.
(4)	Represents increase (decrease) in net rent (base rent less base year expense), comparing the rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 1,102,699.
(5)	Represents leases for which rental revenue has commenced in accordance with GAAP during the quarter.

(6)	Represents leases executed for which the economic impact may be realized in the quarter or future quarters.

Boston Properties, Inc.

Third Quarter 2007

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q3 2007	Q2 2007	Q1 2007	2006		2005	2004
Recurring capital expenditures	$10,498	$6,676	$3,208	$25,718		$22,369	$25,101
Planned non-recurring capital expenditures associated with acquisition properties	178	306	352	3,869		2,957	4,889
Hotel improvements, equipment upgrades and replacements	214	565	281	7,969	(1)	4,097	1,001

	$10,890	$7,547	$3,841	$37,556		$29,423	$30,991

2nd Generation Tenant Improvements and Leasing Commissions
	Q3 2007	Q2 2007	Q1 2007	2006		2005	2004
Office
Square feet	1,229,476	608,564	497,349	2,972,996		2,749,079	3,356,267

Tenant improvement and lease commissions PSF	$18.05	$31.26	$25.60	$29.14		$28.75	$24.74

Office/Technical
Square feet	—	916	—	33,400		82,753	195,953

Tenant improvement and lease commissions PSF	$—	$—	$—	$—		$2.89	$14.35

Average tenant improvement and lease commissions PSF	$18.05	$31.21	$25.60	$28.82		$28.00	$24.17

(1)	Includes approximately $5.6 million of costs related to a room renovation project at Cambridge Center Marriott.

Boston Properties, Inc.

Third Quarter 2007

ACQUISITIONS/DISPOSITIONS

as of September 30, 2007

ACQUISITIONS

For the period from January 1, 2007 through September 30, 2007

Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment		Total Investment	Percentage Leased
6601 & 6605 Springfield Center Drive	Jan-07	97,388	$16,500,000	$—	(1)	$16,500,000	100%
250 West 55th Street	Jan-07	N/A	228,750,000	—	(1)	228,750,000	N/A
103 Fourth Avenue	Jan-07	62,476	14,300,000	—	(1)	14,300,000	58%
Kingstowne Towne Center	Mar-07	395,377	133,960,000	500,000		134,460,000	96%
Russia Wharf	Mar-07	N/A	105,500,000	—	(1)	105,500,000	N/A
Springfield Metro Center	Apr-07	N/A	25,564,000	—	(1)	25,564,000	N/A
701 Carnegie Center	Jul-07	N/A	3,060,000	—	(1)	3,060,000	N/A

Total Acquisitions		555,241	$527,634,000	$500,000		$528,134,000	93%

DISPOSITIONS

For the period from January 1, 2007 through September 30, 2007

Property	Date Disposed	Square Feet	Gross Sales Price	Book Gain
5 Times Square	Feb-07	1,101,779	$1,280,000,000	$713,600,000
Long Wharf Marriott (402 Rooms)	Mar-07	420,000	231,000,000	190,924,000
280 Park Avenue	Jun-06			18,037,000	(2)
Newport Office Park	Apr-07	171,957	37,000,000	13,643,000
Democracy Center	Aug-07	685,000	280,500,000	198,205,000

Total Dispositions		2,378,736	$1,828,500,000	$1,134,409,000

(1)	Anticipated future investment on future development projects are not included.
(2)	280 Park Avenue was sold in June 2006. The Company entered into a 74,340 net rentable square foot master lease obligation with the buyer resulting in the deferral of approximately $67.3 million of the book gain. Subsequent to the sale during 2006, the Company signed qualifying leases for 26,281 net rentable square feet and recognized approximately $21.0 million of additional book gain. During the nine months ended September 30, 2007, the Company signed an additional qualifying lease for 22,000 net rentable square feet resulting in the recognition of approximately $18.1 million of additional book gain. As of September 30, 2007, the master lease obligation totaled approximately $26.5 million.

Boston Properties, Inc.

Third Quarter 2007

VALUE CREATION PIPELINE—CONSTRUCTION IN PROGRESS (1)

as of September 30, 2007

Construction Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Total Construction Loan (2)	Amount Drawn at 9/30/2007 (2)	Estimated Future Equity Requirement (2)	Percentage Leased (3)
505 9th Street (50% ownership) (4)	Q4 2007	Q4 2008	Washington, D.C.	1	323,000	$60,887,346	$65,000,000	$47,500,000	$39,531,937	$—	97%
77 CityPoint (formerly 77 Fourth Avenue)	Q1 2008	Q1 2009	Waltham, MA	1	210,000	55,699,586	79,707,173	—	—	24,007,587	21%
South of Market (Phase I)	Q1 2008	Q3 2009	Reston, VA	3	652,000	140,496,671	213,800,000	200,000,000	96,705,983	—	47%
One Preserve Parkway	Q2 2008	Q4 2009	Rockville, MD	1	183,000	30,644,196	60,536,931	—	—	29,892,735	16%
Annapolis Junction (50% ownership)	Q2 2008	Q4 2009	Annapolis, MD	1	117,600	8,316,452	29,800,000	22,750,000	2,785,461	1,519,009	0%
Wisconsin Place (66.67% ownership)(5)	Q1 2009	Q4 2010	Chevy Chase, MD	1	290,000	32,603,777	93,500,000	22,850,203	15,714,735	53,760,755	55%
701 Carnegie Center	Q3 2009	Q3 2009	Princeton, NJ	1	120,000	5,682,833	34,000,000	—	—	28,317,167	100%
South of Market (Phase II)	Q3 2009	Q3 2010	Reston, VA	1	225,000	8,077,264	87,200,000	—	—	79,122,736	58%
250 West 55th	Q4 2009	Q4 2010	New York, NY	1	1,000,000	275,533,685	910,000,000	—	—	634,466,315	0%
Russia Wharf (6)	Q1 2011	Q3 2011	Boston, MA	2	815,000	114,765,690	525,000,000	—	—	410,234,310	0%

Total Properties under Construction				13	3,935,600	$732,707,500	$2,098,544,104	$293,100,203	$154,738,116	$1,261,320,614	28%

PROJECTS PLACED-IN-SERVICE DURING 2007

	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date	Estimated Total Investment	Debt	Drawn at September 30, 2007	Estimated Future Equity Requirement	Percentage Leased

Total Projects Placed in Service				—	—	$—	$—	$—	$—	$—	—

IN-SERVICE PROPERTIES HELD FOR RE-DEVELOPMENT

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)	Estimated Future SF (7)
103 Fourth Avenue	Route 128 Mass Turnpike MA	1	62,476	58.5%	$19.78	N	S	265,000
Waltham Office Center	Route 128 Mass Turnpike MA	3	129,041	87.0%	25.82	N	S	414,000
6601 Springfield Center Drive	Fairfax County VA	1	26,388	100.0%	12.26	N	S	86,000
6605 Springfield Center Drive	Fairfax County VA	1	71,000	0.0%	—	N	S	300,000

Total Properties held for Re-Development		6	288,905	60.6%	$22.52			1,065,000

(1)	A project is classified as Construction in Progress when construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed.
(2)	Represents the Company’s share.
(3)	Represents percentage leased as of October 24, 2007.
(4)	On October 1, 2007 the Company placed this property in-service.
(5)	Includes approximately $29.5 million of land and infrastructure costs invested to date and approximately $15.7 million of construction financing drawn to date on the land and infrastructure which reflects the Company’s share (23.89%) of unconsolidated land and infrastructure joint venture.
(6)	Includes 235,000 square feet of residential space for rent or for sale.
(7)	Included in developable square feet of Value Creation Pipeline-Owned Land Parcels on page 50.

Boston Properties, Inc.

Third Quarter 2007

VALUE CREATION PIPELINE—OWNED LAND PARCELS

as of September 30, 2007

Location	Acreage	Developable Square Feet
Waltham, MA (1)	25.4	1,163,604
Dulles, VA	76.6	934,000
Reston, VA	33.8	910,000
Gaithersburg, MD	27.0	850,000
San Jose, CA	3.7	841,000
Springfield, VA (1)	17.8	800,000
Rockville, MD	58.1	759,000
Marlborough, MA	50.0	400,000
Weston, MA	74.0	350,000
Boston, MA	0.2	304,500
Andover, MA	10.0	110,000

	376.6	7,422,104

VALUE CREATION PIPELINE—LAND PURCHASE OPTIONS

as of September 30, 2007

Location	Acreage	Developable Square Feet
Princeton, NJ (2)	143.1	1,780,000
Framingham, MA (3)	21.5	300,000
Cambridge, MA (4)	—	200,000
New York, NY	1.0	850,000

	165.6	3,130,000

(1)	Properties on-site are positioned for future re-development and can be found on page 49.
(2)	$30.50 per square foot and $125,000 per annum non-refundable payment.
(3)	Subject to ground lease.
(4)	The Company has the option to purchase additional residential rights.

Boston Properties, Inc.

Third Quarter 2007

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and other documents filed with the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

In addition to presenting FFO in accordance with the NAREIT definition, we also disclose FFO after a specific and defined supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate. The adjustment to exclude losses from early extinguishments of debt results when the sale of real estate encumbered by debt requires us to pay the extinguishment costs prior to the debt’s stated maturity and to write-off unamortized loan costs at the date of the extinguishment. Such costs are excluded from the gains on sales of real estate reported in accordance with GAAP. However, we view the losses from early extinguishments of debt associated with the sales of real estate as an incremental cost of the sale transactions because we extinguished the debt in connection with the consummation of the sale transactions and we had no intent to extinguish the debt absent such transactions. We believe that this supplemental adjustment more appropriately reflects the results of our operations exclusive of the impact of our sale transactions.

Although our FFO as adjusted clearly differs from NAREIT’s definition of FFO, and may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful supplemental measure of our operating performance because we believe that, by excluding the effects of the losses from early extinguishments of debt associated with the sales of real estate, management and investors are presented with an indicator of our operating performance that more closely achieves the objectives of the real estate industry in presenting FFO.

Neither FFO nor FFO as adjusted should be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance. Neither FFO nor FFO as adjusted represents cash generated from operating activities determined in accordance with GAAP, and neither is a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO and FFO as adjusted should be compared with our reported net income and considered in addition to cash flows in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO as adjusted non-real estate depreciation, (2) eliminating the effect of straight-line rent, and (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and second generation tenant improvement and leasing commissions. In addition, this calculation includes all non-cash compensation expense related to restricted securities. Although our FAD may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows in accordance with GAAP, as presented in our consolidated financial statements. FAD does not represent cash generated from operating activities determined in accordance with GAAP, and FAD should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Debt to Total Market Capitalization Ratio

Debt to total market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total market capitalization is the sum of our total indebtedness outstanding on a consolidated basis (excluding unconsolidated joint venture debt) and the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) the actual aggregate number of outstanding common partnership units of our operating partnership (including common partnership units held by the company), (2) the number of common partnership units issuable upon conversion of all outstanding long term incentive plan units of our operating partnership, or LTIP units, assuming all conditions have been met for the conversion of the LTIP units, and (3) the number of common partnership units issuable upon conversion of preferred partnership units of our operating partnership. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our debt to total market capitalization ratio is in part a function of the market price of the common stock of Boston Properties, Inc., and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the debt to total market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Net Operating Income (NOI)

NOI is a non-GAAP financial measure equal to net income available to common shareholders, the most directly comparable GAAP financial measure, plus corporate general and administrative expense, depreciation and amortization, interest expense, minority interest in Operating Partnership and losses from early extinguishment of debt, less interest income, development and management income, gains from property dispositions, gains on sale from discontinued operations, income from discontinued operations, income from unconsolidated joint ventures and minority interest in property partnerships. In some cases we also present NOI on a cash basis, which is NOI after eliminating the effects of straight-lining of rent. We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

In-Service Properties

We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service.” Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction.

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired or repositioned after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” See pages 21-23 for “In-Service Properties” which are not included in “Same Properties.”

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